Exhibit 10.6


                                      LEASE

     THIS AGREEMENT is made this 1 day of May, 1984, by and between EAGLE HOLDING, INC. (herein called "Landlord"), and Eagle Supply, Inc. (therein called "Tenant").

                              W I T N E S S E T H:

     In consideration of the rent to be paid by Tenant and in consideration of the performance by Tenant of the covenants and agreements by it to be kept and performed under this agreement, Landlord hereby demises, leases and lets to Tenant and Tenant hires and takes from Landlord the property located in Broward County, Florida, more particularly described on Schedule A annexed hereto and made a part hereof by reference, upon the following terms, covenants and conditions. The real property and the building hereby leased are herein sometimes called "the premises."

     1. Term. The term of this lease shall be for a period of fifteen (15) years commencing on the date hereof.

     2. Rental.

          (a) Minimum Base Rental. Tenant covenants and agrees to pay minimum base rent for the premises during the term of this lease in the aggregate amount of One Million Four Hundred Fifty Thousand Dollars ($1,450,000.00), which sum shall be payable in equal monthly installments of Eight Thousand Fifty-five and 55/100 ($8,055.55) each.

          (b) Additional Rent. In addition to the amounts payable as minimum base rents under subparagraph (a), Tenant shall pay Landlord as additional rent an amount equal to the interest paid by Landlord on its debt service related to the bond financing described in the Trust Indenture dated as of May 1, 1984 between Broward County and First National Bank of Florida (herein call the "Trust Indenture"). Landlord shall advise Tenant on or before the tenth (10th) day of each month of the amount paid by Landlord in the preceding month and Tenant shall pay such additional rent for the land and buildings within ten (10) days of Tenant's receipt of such notice from Landlord.

          (c) Tenant shall also pay all sales or use taxes imposed by the State of Florida or any other governmental unit upon all rental payments due under this lease.

          (d) All minimum base rental payments due from Tenant shall be payable in currency of the United States of America on the first day of each month during the term of this lease in advance, without demand, at the address designated for the giving of notices to Landlord under this lease.

     3. Taxes, Assessments and Utility Charges.

          (a) Tenant shall pay, prior to delinquency, all real estate taxes and other charges and assessments, general and special, foreseen and unforeseen, that may be levied or assessed against the premises during the term of this lease; provided, however, Tenant shall have the right, at its own cost, to initiate and prosecute any proceeding permitted by law for contesting the validity or amount of taxes assessed to our levied upon the premises and required to be paid by the Tenant hereunder, if in connection therewith, Tenant shall insure, by injunction or otherwise, that the premises shall not be sold for non-payment of taxes as a result of or during such tax consent.

          (b) Tenant shall pay all taxes, assessments and charges due, levied or assessed against any personal property located on the premises.

          (c) Tenant shall pay all charges for utilities and services furnished to the premises (whether determined by separate meter or otherwise), including but not limited to, all charges for sewage disposal, janitorial services, electricity, telephone, water and gas or other fuel furnished to or consumed upon the premises, and for all garbage disposal and pick-up services furnished to the premises.

     4. Use and Appearance. Tenant shall use the premises only for its lawful business purposes. Tenant agrees to abide by and conform to all zoning regulations, building codes or other ordinances, laws, rules, and regulations imposed by any governmental authority, or any other authority having jurisdiction over the premises or Tenant's use thereof.

     5. Maintenance and Repairs. During the term of this lease, Tenant shall, at its own cost and expense, keep and maintain all portions of the premises in good repair and condition, including, without limitation, the repair and replacement, where needed, of all structural components, doors, windows, plate glass, plumbing, air conditioning, heating and ventilating systems and equipment and all other items.

     6. Insurance.

          (a) Tenant shall procure and maintain fire, windstorm, and extended coverage insurance for the full replacement value of the building and permanent improvements located on the premises, insuring Landlord and Tenant as their interests may appear against any loss or damage by fire, flood, windstorm, or other hazards and against loss or damage as a result of malicious mischief and theft. At Landlord's request, Tenant shall also cause Landlord's mortgagee to be an insured party under such policy or policies as and to the extent required by the terms of such mortgage.

          (b) Tenant may procure and maintain all insurance which it deems necessary for its protection against loss or damage to any of its personal property, leasehold improvements and trade fixtures on the premises.

          (c) Tenant shall also procure and maintain in force at all times during the term of this lease general liability insurance insuring Landlord and Tenant (and naming them both in the policy) against any liability whatsoever occasioned by any accident on or about the premises or any appurtenance thereto, in minimum amounts of not less than $1,000,000.00 with respect to bodily injury of any one person, $3,000,000.00 per occurrence for two or more persons' death and bodily injury and $5,000,000.00 for property damage. Tenant shall also provide and maintain all worker's compensation insurance required by the laws of the State of Florida. Any or all of the insurance required hereunder may be provided by blanket policies now or hereafter maintained by Landlord within thirty (30) days of the commencement date of this lease and a renewal certificate shall be furnished to Landlord no less than thirty (30) days prior to the expiration of each policy coverage period during the term hereof.

          (d) All insurance policies required to be carried by Tenant under this lease shall be provided by financially responsible insurers qualified to do business in Florida and of recognized standing and contain a clause that the insurer will not cancel or change the insurance coverage without first giving Landlord and the Lessor and Trustee described in the Trust Indenture issued in connection with Landlord's bond financing, at least ten (10) days' prior written notice.

     7. Trade Fixtures and Equipment. Tenant shall have the right to install on the premises such equipment, fixtures and machinery as it sees fit, and title thereto shall remain in Tenant and all such personal property and trade fixtures or any kind and nature that may be located or placed on the premises by Tenant. Tenant shall have the right to remove any such equipment, fixtures or machinery at any time during the term of this lease provided Tenant repairs any damage caused by such removal.

     8. Acceptance of Premises and Assumption of Risk. Tenant has previously occupied the premises and accepts the premises in its present condition, "as is". Landlord expressly makes no representation or warranties as to the fitness of the premises for any particular purpose. Further, neither Landlord nor the Lessor or Trustee under the Trust Indenture shall be liable to Tenant or its customers, licensees, agents, guests or employees or any other person on the premises for any injury or damages to its, his or their persons or property by any cause whatsoever, including but not limited to, construction defects, water, rain, sleet, fire, storms, negligence and accidents, breakage, stoppage, or leaks of gas, water, heating, sewer pipes, boilers, wiring or plumbing or any other defect in, on or about the premises. Tenant expressly assumes all liability of or on account of any such injury, loss or damage to persons or property upon the premises during the term of this lease, including any attorneys' fees incurred by Landlord as a result thereof.

     9. Tenant's Improvements. Tenant may construct, install or otherwise make any alterations or improvements to the premises that Tenant deems necessary or desirable for its business without first obtaining Landlord's express written consent thereto, providing no liens shall attach to the premises as a result thereof and further provided that all permanent or structural alterations shall be made in a manner consistent with all applicable laws, regulations and ordinances relating thereto. It is expressly understood and agreed that Landlord is not requiring Tenant to make any such alterations to the premises, and no such work by Tenant shall be deemed an improvement in accordance with an agreement between the parties, within the meaning of the Florida Mechanics' Law. All contractors, subcontractors, mechanics, laborers, materialmen, and others who perform any work, labor or services, or furnish any materials, or otherwise participate in the improvement of the premises shall be and are hereby given notice that Tenant is not authorized to subject Landlord's interest in the premises to any claim for mechanics', laborers' and materialmen's liens, and all persons dealing directly or indirectly with Tenant shall look solely to Tenant for payment.

     Any and all improvements constructed on the premises by Tenant shall be deemed to be the property of Tenant at all times during the term of this lease; provided, however, that upon expiration of this lease or upon its earlier termination for any reason whatsoever, title to all such improvements remaining on the premises shall vest in Landlord automatically without obligation on the part of Landlord to make any payment in respect thereof.

     10. Signs. Tenant may install or erect any signs on the premises and may affix any sign to the building of which the premises are a part that Tenant deems necessary, desirable or appropriate for the conduct of Tenant's business.

     11. Liens. Tenant covenants that no liens shall be permitted to attach to the premises or to the Tenant's interest in the premises and Tenant agrees to discharge any lien claimed or to transfer any lien claimed to a bond or such other security as may be permitted by law within thirty (30) days of the filing thereof. Tenant further covenants and agrees to indemnify and hold Landlord harmless from and against any and all losses, any claims, liens, charges adverse interests or other encumbrances of any sort against or upon the premises caused or permitted, or alleged to have caused or permitted, by Tenant, or Tenant's agents, employees, or invitees, including, but not limited to, Landlord's attorneys' fees incurred out of court, at trial, on appeal or in bankruptcy proceedings.

     12. Access to Premises. Landlord and the Trustee and Lessor described in the Trust indenture shall have the right to enter upon the premises from time to time to inspect the condition and occupancy thereof, but this right shall be exercised in a manner so as not to interfere with Tenant's use of the premises. If Landlord deems any repairs required to be made by Tenant to be necessary, Landlord may demand that Tenant make such repairs forthwith, and if Tenant refuses or neglects to commence to make such repairs and to complete same within thirty (30) days after written notice by Landlord, Landlord may make or cause such repairs to be made at Tenant's expense and Landlord shall not be responsible to Tenant for any loss or damage that may accrue to Tenant's stock or business by reason thereof.

     13. Payments by Landlord on Behalf of Tenant. If Tenant fails to pay any taxes, assessments, or any other payments required to be paid by Tenant hereunder (other than amounts payable as base rents under Section 2), Landlord may, on behalf of Tenant, make any such payment or payments, and Tenant covenants thereupon to reimburse and pay Landlord any amount so paid and expended (with interest thereon at the maximum interest rate permitted to be charged under Florida law from the date of the payment so made until paid by Tenant) on the date on which the next installment of rent shall be payable.

     14. Default. If Tenant shall fail to pay the rent due hereunder or any impositions, burdens, or other payments or charges required by this lease, within twenty (20) days of written demand therefor by Landlord or Trustee, or if Tenant shall fail to commence to cure any other covenant or agreement herein contained on Tenant's part to be kept and performed (and not involving the payment of money) within thirty (30) days after Tenant's receipt of written notice from Landlord or Trustee or if Tenant, having commenced to cure such default not involving the payment of money as promptly and expeditiously as possible, or if there is a default by Landlord under the Installment Purchase Contract or the Mortgage and Security Agreement dated as of May 1, 1984, between Broward County and Landlord, then Landlord may, at its election, immediately or at any time thereafter, cancel this lease and enter into and upon the premises and repossess the same and expel Tenant and those claiming under it and remove its personal effects and thereupon this lease shall absolutely cease and terminate; or Landlord may elect to relet the premises for Tenant's account, holding Tenant liable in damages for any difference between the amount of rent received from such reletting and all amounts due and payable under the terms of this lease from and after Tenant's default.

     In any action, suit or proceeding to enforce, defend or interpret the terms of this lease or to collect any amounts due hereunder, the prevailing party shall be entitled to recover all costs and expenses incurred in enforcing, defending or interpreting its rights hereunder, including, but not limited to, all collection and court costs, and all attorneys' fees, whether incurred out of court, at trial, on appeal, or in bankruptcy or administrative proceedings. The remedies stated in this section shall be cumulative and in addition to any other right or remedy available to Landlord under this lease or at law or in equity.

     No waiver or assent, express or implied, to any breach of Tenant's covenants hereunder shall be deemed a waiver of any succeeding or continuing breach of the same covenants.

     15. Casualty Damage. If, during the term of this lease, the premises should be damaged by fire, windstorm, or other casualty, then if all proceeds of the insurance described in Section 6 (a) are paid to Tenant, Tenant shall repair the damage promptly and this lease shall not be affected in any manner. If the insurance proceeds are not assigned and paid to Tenant for use in such restoration or repair, then Tenant may elect (a) to terminate this lease and to assign all its interest in such insurance proceeds to Landlord and its mortgagee as their interest may appear or (b) not to terminate this lease, in which event Tenant shall restore the premises to the extent of the proceeds paid to Tenant, and Tenant shall be entitled to an abatement of rent [to be applied tot he next accruing installment(s) due under Section 2 (a)] equal to the amount of insurance proceeds paid to Landlord or its mortgagee.

     16. Eminent Domain. If the whole of the Premises (or so much thereof as shall render the premises unsuitable for the continued operation of Tenant's business) shall be taken by a public authority under the power of eminent domain, then this lease shall terminate from the day the possession of that part shall be required for any public purpose, and the rent shall be paid up to that day. If a lesser portion of the premises is so taken then this lease shall not terminate, but the minimum base rent for the remainder of the term shall be reduced in proportion to the amount of the area of the premises taken.

     The parties agree that Tenant shall not be entitled to any damages by reason of the taking of its leasehold, but it shall be entitled to prove and collect for business interruption damages and for damages for fixtures and leasehold improvements made by Tenant to the extent that such improvements and fixtures that are replacements or substitutions of improvements and fixtures existing on the date of this lease or subsequently installed by Landlord.

     17. Assignment. Subject to Trustee's right to consent under Section 8.1 (b) of the Installment Purchase Contract dated as of May 1, 1984, between Broward County and Landlord, Tenant may assign, sublet, pledge or encumber this lease and Tenant's interest in the premises, and if such assignee shall expressly assume Tenant's obligations under Section 8.1 (a) of the Installment Purchase Contract, then Tenant shall thereafter be released and relieved of all further obligations and liabilities hereunder.

     18. Notices. All written notices required under this lease shall be deemed sufficiently given if mailed certified mail, postage prepaid, return receipt requested, to the following addresses:

              If to Landlord:

              Eagle Holding, Inc.
              Post Office Box 75305
              Tampa, Florida 33675
              Attention: Mr. Robert L. Noojin

              With a copy to:

              Mr. Jay Cooper
              Post Office Box 522777
              7000 N.W. 74th Avenue
              Miami, Florida 33148

                       and

              Ms. Ruth Barnes Himes
              Carlton, Fields, Ward, Emmanuel,
               Smith & Cutler, P.A.
              Post Office Box 3239
              Tampa, Florida 33601

              If to Tenant:
              -------------

              Eagle Supply, Inc.
              Post Office Box 75305
              Tampa, Florida 33675
              Attention: Mr. Robert L. Noojin

              With a copy to:

              Mr. Jay Cooper
              Post Office Box 522777
              7000 N.W. 74th Avenue
              Miami, Florida 33148

                       and

              Ms. Ruth Barnes Himes
              Carlton, Fields, Ward, Emmanuel,
               Smith & Cutler, P.A.
              Post Office Box 3239
              Tampa, Florida 33601

or to such address as either party may designate to the other in writing by proper notice.

     19. Excuse of Tenant's Performance. Anything in this issue to the contrary notwithstanding, provided such cause is not due to the willful act or neglect of Tenant, Tenant shall not be deemed in default with respect to the performance of any of the items, covenants and conditions of this lease if same shall be due to any strike, lockout, civil commotion, warlike operation, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or controls, inability to obtain any material, service or financing, through Act of God or other cause beyond the control of Tenant.

     20. Surrender. Upon the expiration of this lease or the termination of this lease for any cause, Tenant will peaceably deliver upon the premises to Landlord in good condition, usual wear and tear, condemnation and appropriation, excepted.

     21. Subordination. This lease is and shall be subordinate to any mortgage that Landlord may now or hereafter place upon the premises provided any mortgagee will agree that as long as Tenant is not in default under this lease, the lease and Tenant's right [illegible] the premises shall not be disturbed. Nothing herein contained, however, shall be deemed to require a nondisturbance agreement as a condition of subordination from any mortgagee who enables Landlord to finance the purchase or improvement of the premises through tax-free bonds, if such nondisturbance requirement would disqualify Landlord from obtaining tax-free bond financing. Tenant covenants and agrees to execute, acknowledge and deliver to Landlord, upon demand and without expense to Landlord, any and all instruments that may be proper to confirm subordination of this lease and Tenant's rights hereunder to the lien of each mortgage placed by Landlord on the premises or to certify that the lease is in good standing or to specify any defaults that Tenant may then claim or assert against Landlord.

     Tenant shall give notice of any alleged default by Landlord under this lease to Landlord's mortgagee, provided Tenant has actual knowledge of the existence of the mortgage or mortgages held by such mortgagee provided Landlord has given Tenant prior written notice of the address of the holder of any such mortgagee(s). Such notice shall be in writing, signed by Tenant, in Tenant's name, and shall specify in what manner a default exists. Such notice shall be a condition precedent to any subsequent action of Tenant in respect to any such alleged default by Landlord. In the event Landlord fails to cure such default within thirty (30) days after notice of default is given, such mortgagee shall have thirty (30) days after expiration of such period within which to remedy the default. If such default cannot reasonably be remedied within the period allowed to the mortgagee for such purpose, Tenant, at the request of the mortgagee, will extend such period for an additional period (not to exceed ninety (90) days), provided that the mortgagee has then commenced and is constantly prosecuting the work of curing any such default in a diligent manner.

     22. Effect of Landlord's Default. Tenant shall comply with all of the obligations under this lease, including but not restricted to the obligation to make rental payments, even in the event of default by Landlord in Landlord's obligations under this lease.

     23. Quiet Enjoyment. If Tenant shall pay the rents and all other sums of money herein provided to be paid by Tenant and fully observe and perform the covenants and agreements to be observed and performed by Tenant, Landlord covenants and agrees that Tenant may and shall quietly and peaceably possess and enjoy the premises during the full term of the lease without interruption or interference by Landlord or any person claiming by, through or under Landlord.

     24. Severability. Each covenant and agreement contained in this lease shall be construed to be separate and independent from any other covenant or agreement and the breach of any covenant or agreement by either party shall not discharge or relieve the other party from any of its obligations hereunder. If any provision of this lease is held to be invalid, such holding shall not invalidate or affect any other provisions of this lease.

     25. Miscellaneous. All of the covenants, provisions, terms, agreements and conditions of this lease shall be construed as covenants running with the land and shall inure to the benefit of, and shall be binding upon the successors and assigns of the respective parties hereto as fully as upon the parties. The use of the singular number herein shall include the plural and the use of any gender shall include the applicable masculine, feminine or neuter genders, respectively. This lease contains the entire agreement between the parties and there are no promises, covenants, representations or inducements in addition to, or at variance with any of its terms. This agreement shall not be modified or amended except or written agreement signed by both Landlord and Tenant and shall be construed in accordance with the laws of the State of Florida.

     IN WITNESS WHEREOF, the parties have executed this agreement the day and year first above written.

Signed, sealed and delivered                EAGLE HOLDING, INC.
in the presence of:

/s/                                         By: /s/ Robert L. Noojin
- --------------------------------               ---------------------------------
/s/                                            As its Vice President
- --------------------------------
As to Landlord
                                                  (CORPORATE SEAL)

                                            Attest:  /s/ Jim Alfano
                                                   -----------------------------


                                            EAGLE SUPPLY, INC.

/s/                                         By: /s/ Robert L. Noojin
- --------------------------------               ---------------------------------
/s/                                             As its Exec V President
- --------------------------------
As to Tenant
                                                  (CORPORATE SEAL)

                                            Attest:  /s/ Jim Alfano
                                                   -----------------------------

STATE OF FLORIDA  )
                  )  SS.
COUNTY OF BROWARD )

     I HEREBY CERTIFY that on this day personally appeared before me, an officer duly authorized to administer oaths and take acknowledgments, Robert L. Noojin, Vice President and Jim Alfano, Assistant Secretary of Eagle Supply Company to me well known to be the person described in and who executed the foregoing instrument, and acknowledged before me that he executed the same freely and voluntarily for the purpose therein expressed.

     WITNESS my hand and official seal at the aforesaid State and County this 7 day of May, 1984.

My Commission Expires:
                                             /s/
                                             -----------------------------------
                                             NOTARY PUBLIC, STATE OF
                                             FLORIDA AT LARGE

                                    Notary Public, State of Florida at Large
                                    My Commission Expires Sept 29, 1984

STATE OF FLORIDA  )
                  )  SS.
COUNTY OF BROWARD )


     I HEREBY CERTIFY that on this day personally appeared before me, and officer duly authorized to administer oaths and take acknowledgments, Robert L. Noojin, Executive Vice President and Jim Alfano, Assistant Secretary of Eagle Supply, Inc. to me well known to be the person described in and who executed the foregoing instrument, and acknowledged before me that he executed the same freely and voluntarily for the purpose therein expressed.

     WITNESS my hand and official seal at the aforesaid State and County this 7 day of May, 1984.

My Commission Expires:
                                             /s/
                                             -----------------------------------
                                             NOTARY PUBLIC, STATE OF
                                             FLORIDA AT LARGE

                                   Notary Public, State of Florida at Large
                                   My Commission Expires Sept 29, 1984

                                                                    SCHEDULE "A"

portion of the West one-half (W-1/2) of Block 1, RESUBDIVISION OF MARLEE INDUSTRIAL SITES, according to the plat thereof, recorded in Plat Book 51, [Illegible], of the Public Records of Broward County, Florida, more particularly, described as follows:

     The South 625 feet (as measured along the East and West lines thereof) of the East one-half (E-1/2) of the West one-half (W-1/2) of said Block 1, less the West 30 feet thereof.

[Illegible] EXCEPT from fee simple title the following described parcel described as follows:

{Illegible} Section of the South one-half (S-1/2) of the East one-half (E-1/2) of the West half (W-1/2) of Block 1, RESUBDIVISION OF MARLEE INDUSTRIAL SITES, as per [Illegible] recorded in Plat Book 51, Page 42, of the Public Records of Broward County, Florida, being more particularly described as follows:

     Commence on the East line of the Southeast one-fourth (SE-1/4) of Section 21, Township 50 South, Range 42 East, at a point 1284.07 feet South 01(degrees) 06' 28" East of the Northeast corner of the Southeast one-fourth (SE-1/4) of said Section 21; thence South 87(degrees) 03' 45" West 40.02 feet to the Southeast corner of said Block 1; thence South 87(degrees) 16' 07" West 621.81 feet along the South line of said Block 1 to the POINT OF BEGINNING; thence North 01(degrees) 04' 09" West 23.03 feet; thence South 89(degrees) 15' 01" West 15.63 feet to the beginning of a curve, concave Northerly, having a radius of 4563.75 feet; thence Northwesterly 258.89 feet along said curve, through a central angle of 03(degrees) 15' 01" to the end of this portion of said curve; thence North 87(degrees) 29' 58" West 6.68 feet to the East Right of Way line of Southwest 11th Avenue; thence South 01(degrees) 03' 24" East 40.47 feet along said East Right of Way line to the South line of said Block 1; thence leaving said East Right of Way line, North 87(degrees) 16' 07" East 281.13 feet along the South line of said Block 1, to the POINT OF BEGINNING, AND that certain tract of land five (5) feet in width lying North of and adjacent to the foregoing description.

                                 SCHEDULE "A"-1

{Illegible} portion of the South one-half (S-1/2) of the East one-half (E-1/2) of the West one-half (W-1/2) of Block 1, RESUBDIVISION OF MARLEE INDUSTRIAL SITES, as per {Illegible} recorded in Plat Book 51, Page 42, of the Public Records of Broward County, Florida, being more particularly described as follows:

                                 in width lying
a tract of land five (5) feet/North of and adjacent to the following described {Illegible} property:

     Commence on the East line of the Southeast one-fourth (SE-1/4) of Section 21, Township 50 South, Range 42 East, at a point 1284.07 feet South 01(degrees) 06' 28" East of the Northeast corner of the Southeast one-fourth (SE-1/4) of said Section 21; thence South 87(degrees) 03' 45" West 40.02 feet to the Southeast corner of said Block 1; thence South 87(degrees) 16' 07" West 621.81 feet along the South line of said Block 1 to the POINT OF BEGINNING; thence North 01(degrees) 04' 09" West 23.03 feet; thence South 89(degrees) 15' 01" West 15.63 feet to the beginning of a curve, concave Northerly, having a radius of 4563.75 feet; thence Northwesterly 258.89 feet along said curve, through a central angle of 03(degrees) 15' 01" to the end of this portion of said curve, thence North 87(degrees) 29' 58" West 6.68 feet to the East Right of Way line of Southwest 11th Avenue; thence South 01(degrees) 03' 24" East 40.47 feet along said East Right of Way line to the South line of said Block 1; thence leaving said East Right of Way line, North 87(degrees) 16' 07" East 281.13 feet along the South line of said Block 1, to the POINT OF BEGINNING.

                                 SCHEDULE "A"-2

                               AMENDMENT TO LEASE

     THIS AMENDMENT TO LEASE is made as of the 1st day of November, 1985, by and between EAGLE HOLDING, INC. (herein called "Landlord"), and EAGLE SUPPLY, INC. (herein called "Tenant").

     WHEREAS, a Lease dated May 1, 1984 (the "Original Lease") was executed between the parties hereto in connection with the issuance of $1,450,000 Broward County, Florida Industrial Development Revenue Bond (Eagle Holding, Inc. Project) (the "Series 1984 Bond") pursuant to which the Landlord leased the premises described in Exhibit "A" to the Tenant;

     WHEREAS, Landlord has requested Broward County to issue its $550,000 Industrial Development Revenue Bond, Series 1985 (Eagle Holding, Inc. Project) (the "Series 1985 Bonds"); and

     WHEREAS, it is a requirement of the issuance of the Series 1985 Bonds that the Original Lease be amended to provide that Tenant will pay as Base Rent and Additional Rent moneys necessary to pay principal of, interest on and premium, if any, on the Series 1985 Bonds, together with any other payments in connection therewith as provided under the Installment Purchase Contract dated as of May 1, 1984 between Broward County and the Landlord, as amended and supplemented from time to time, and particularly as amended and supplemented by a First Supplemental Installment Purchase Contract between such parties dated as of November 1, 1985; NOW THEREFORE

     In consideration of the increased amounts of rent to be paid by Tenant and in consideration of the performance by Tenant of the covenants and agreements by it to be kept and performed under this Amendment to Lease, and for other good and valuable consideration Landlord and Tenant hereby agree to amend the Original Lease as follows:

     1. Term. The term of the Original Lease, as amended hereby (the "Lease") shall continue until May 1, 1999.

     2. Rental.

          (a) Minimum Base Rental. In addition to the amounts of minimum base rent specified in the Original Lease, Tenant covenants and agrees to pay additional minimum base rent for the premises in the aggregate amount of Five Hundred and Fifty Thousand Dollars ($550,000), which sum shall be payable in quarterly installments in the amounts set forth on Schedule I hereto.

          (b) Additional Rent. In addition to the amounts payable as minimum base rents under the Original Lease and under subparagraph (a) hereof, and in addition to the additional rents specified in the Original Lease, Tenant agrees to pay Landlord as additional rent an amount equal to the interest paid by Landlord on its debt service related to the Series 1985 Bonds described in the First Supplemental Trust Indenture dated as of November 1, 1985, between Broward County and First Florida Bank, N.A. (the "Supplemental Trust Indenture"). Landlord shall advise Tenant on or before the tenth (10th) day of each month of the amount paid by Landlord in the preceding month and Tenant shall pay such additional rent for the land and buildings within ten (10) days of Tenant's receipt of such notice from Landlord.

          (c) Tenant shall also pay all sales or use taxes imposed by the State of Florida or any other governmental unit upon all rental payments due under this lease.

          (d) All minimum base rental payments due from Tenant shall be payable in currency of the United States of America on or before the dates Landlord is required to make payments of principal on the Series 1985 Bonds pursuant to the Supplemental Trust Indenture during the term of this lease in advance, without demand, at the address designated for the giving of notices to Landlord under this lease.

     3. Amendment to Lease. This Amendment to Lease is supplemental to, and is executed in accordance with, the provisions of the Original Lease. Save and except as amended and supplemented by this Amendment to Lease, all provisions of the Original Lease shall remain in full force and effect and shall be applicable, equally and ratably, to the Series 1985 Bonds. The provisions of the Original Lease, except to the extent amended and supplemented hereby with respect to the Series 1985 Bonds. Bonds, are hereby incorporated by reference.

     4. Miscellaneous. All of the covenants, provisions, terms, agreements and conditions of this Lease shall be construed as covenants running with the land and shall inure to the benefit of, and shall be binding upon the successors and assigns of the respective parties hereto as fully as upon the parties. The use of the singular number herein shall include the plural and the use of any gender shall include the applicable masculine, feminine or neuter genders, respectively. This Lease contains the entire agreement between the parties and there are no promises, covenants, representations or inducements in addition to, or at variance with any of its terms. This agreement shall not be modified or amended except by written agreement signed by both Landlord and Tenant and shall be construed in accordance with the laws of the State of Florida.

     IN WITNESS WHEREOF, the parties have executed this agreement the day and year first above written.

Signed, sealed and delivered            EAGLE HOLDING, INC.
in the presence of:

                                        By: /s/ Robert L. Noojin
                                           -------------------------------------
/s/ Pamela J. Hatfield                          Vice President
- -----------------------------------

/s/ Patricia D. Wheeler
- -----------------------------------             (CORPORATE SEAL)
As to Landlord

                                        Attest: /s/ Jim Alfano
                                               ---------------------------------
                                                    Assistant Secretary

/s/  Pamela J. Hatfield
- -----------------------------------
                                        EAGLE SUPPLY, INC.

/s/ Patricia D. Wheeler
- -----------------------------------
As to Tenant                            By: /s/ Robert L. Noojin
                                            ------------------------------------
                                                Executive Vice President

                                                (CORPORATE SEAL)

                                        Attest: /s/ Jim Alfano
                                                --------------------------------
                                                    Assistant Secretary

                                        NOTARY PUBLIC, State of Florida
                                        My Commission Expires April 2, 1989


STATE OF FLORIDA       )
                       )  SS.
COUNTY OF HILLSBOROUGH )

     I HEREBY CERTIFY that on this day personally appeared before me, an officer duly authorized to administer oaths and take acknowledgments, Robert L. Noojin, Vice President and Jim Alfano, Assistant Secretary of Eagle Holding, Inc., to me well known to be the persons described in and who executed this foregoing instrument, and acknowledged before me that they executed the same freely and voluntarily for the purpose therein expressed.

     WITNESS my hand and official seal at the aforesaid State and County this 25th day of November, 1985.

My Commission Expires:
                                        /s/
                                        ----------------------------------------
                                        NOTARY PUBLIC, STATE
                                        OF FLORIDA AT LARGE

                                         NOTARY PUBLIC, State of Florida
                                         My Commission Expires April 2, 1989

STATE OF FLORIDA       )
                       )  SS.
COUNTY OF HILLSBOROUGH )

     I HEREBY CERTIFY that on this day personally appeared before me, an officer duly authorized to administer oaths and take acknowledgments, Robert L. Noojin, Executive Vice President and Jim Alfano, Assistant Secretary of Eagle Supply, Inc., to me well known to be the persons described in and who executed the foregoing instrument, and acknowledged before me that they executed the same freely and voluntarily for the purpose therein expressed.

     WITNESS my hand and official seal at the aforesaid State and County this the day of November, 1985.

My Commission Expires:
                                        /s/
                                        ----------------------------------------
                                        NOTARY PUBLIC, STATE
                                        OF FLORIDA AT LARGE

                                         NOTARY PUBLIC, State of Florida
                                         My Commission Expires April 2, 1989

                                   EXHIBIT "A"

A portion of the West one-half (W-1/2) of Block 1, RESUBDIVISION OF MARLEE INDUSTRIAL SITES, according to the plat thereof, recorded in Plat Book 51, Page 42, of the public records of Broward County, Florida, more particularly described as follows:

The South 625 feet (as measured along the East and West lines thereof) of the East one-half (E-1/2) of the West one-half (W-1/2) of said Block 1, less the West 30 feet thereof.

Together with all improvements, fixtures and appurtenances located thereon and therein which include, but are not limited to, the manufacturing warehouse building containing approximately 18,000 sq. ft. with attached office wing containing approximately 5,200 sq. ft. and a free standing metal fabricated storage building on a concrete slab containing approximately 6,000 sq. ft.

The above described real property and personal property being herein sometimes referred to as the "Premises."

     ALSO the following construction easement parcel likewise being taken incident to the Condemnation Case (the "Construction Easement"), said Construction Easement being described as follows:

A portion of:

Section 21, Township 50 South, Range 42 East;

extending no more than 5.0 feet beyond the new Right of Way line as located in Parcel 103.1, Section 86095-2406. (as defined in the Condemnation Case)

For the purpose of typing in and harmonizing said property and the driveways, walkways, etc., thereon with the construction to be undertaken by the Department of Transportation of Florida in the road adjacent thereto.

This EASEMENT is granted upon the condition that the sloping and/or grading upon the above land shall not extend beyond the limits outlined above and that all grading or sloping shall conform to all existing structural improvements within the limits designated, and all work will be performed in such manner that existing structural improvements will not be damaged.

This EASEMENT shall expire upon the completion of the construction of said road project, but not later than March 31, 1989.

LESS AND EXCEPT from fee simple title the following described parcel which have been taken pursuant to the eminent domain power of the State of Florida in the matter of Division of Administration, State of Florida, Department of Transportation, vs. Brunner and Lay, Inc., Case No. 83-14650-CN, Circuit Court of the 17th Judicial Circuit in and for Broward County, Florida (the "Condemnation Case"), said parcel being described as follows:

A portion of the South 1/2 of the East 1/2 of the West 1/2 of Block 1, Resubdivision of Marlee Industrial Sites, as per plat, recorded in Plat Book 51, Page 42 of the Public Records of Broward County, Florida, being more particularly described as follows:

COMMENCE on the East line of the SE 1/4 of Section 21, Township 50 South, Range 42 East, at a point 1284.07 feet South 01 06' 28" East of the Northeast corner of the SE 1/4 of said Section 21, thence South 87 03' 45" West 40.02 feet to the Southeast corner of said Block 1; thence South 87 16' 07" West 621.81 feet along the South line of said Block 1 to the POINT OF BEGINNING; thence North 01 04; 09" West 23.03 feet; thence South 89 15' 01" West 15.63 feet to the beginning of a curve, concave Northerly, having a radius of 4563.75; thence Northwesterly
258.89 feet along said curve, through a central angle of 03 15' 01" to the end of this portion of said curve; thence North 9 29' 58" West 6.68 feet to the East R/W line of SW 11th Ave; thence South 01 03' 24" East 40.47 feet along said East RW line to the South line of said Block 1; thence leaving said East R/W line, North 87 16' 07" East 281.13 feet along the South line of said Block 1, to the POINT OF BEGINNING.

                                   SCHEDULE I

PERIOD                  PRINCIPAL                 PERIOD               PRINCIPAL

1   02/01/86                $0.00              36  11/01/94            $7,650.00
2   05/01/86                $0.00              37  02/01/95            $7,650.00
3   08/01/86            $4,890.00              38  05/01/95            $7,650.00
4   11/01/86            $4,890.00              39  08/01/95            $7,650.00
5   02/01/87            $4,890.00              40  11/01/95            $7,650.00

6   05/01/87            $4,890.00              41  02/01/96            $7,650.00
7   08/01/87            $4,890.00              42  05/01/96            $7,650.00
8   11/01/87            $4,890.00              43  08/01/96            $7,650.00
9   02/01/88            $4,890.00              44  11/01/96            $7,650.00
10 05/01/88             $4,890.00              45  02/01/97            $7,650.00

11 08/01/88             $4,890.00              46  05/01/97            $7,650.00
12 11/01/88             $4,890.00              47  08/01/97            $7,650.00
13 02/01/89             $4,890.00              48  11/01/97            $7,650.00
14 05/01/89             $4,890.00              49  02/01/98            $7,650.00
15 08/01/89             $4,890.00              50  05/01/98            $7,650.00

16 11/01/89             $4,890.00              51  08/01/98            $7,650.00
17 02/01/90             $4,890.00              52  11/01/98            $7,650.00
18 05/01/90             $4,890.00              53  02/01/99            $7,650.00
19 08/01/90             $4,890.00              54  05/01/99
20 11/01/90             $4,890.00                                       Balance

21 02/01/91             $4,890.00
22 05/01/91             $4,890.00
23 08/01/91             $4,890.00              Current date is 11-09-1985
24 11/01/91             $4,890.00              Current time:     14:34
25 02/01/92             $4,890.00              Debtfile:         c: eagle.dbt

26 05/01/92             $4,890.00              Livermore Klein & Lott, P.A.
27 08/01/92             $7,650.00
28 11/01/92             $7,650.00
29 02/01/93             $7,650.00
30 05/01/93             $7,650.00

31 08/01/93             $7,650.00
32 11/01/93             $7,650.00
33 02/01/94             $7,650.00
34 05/01/94             $7,650.00
35 08/01/94             $7,650.00

                                                                             1.9
                       REQUEST AND AUTHORIZATION TO TRUSTEE
                        TO AUTHENTICATE AND DELIVER BONDS

     Broward County, Florida (the "Issuer") does hereby authorize and request First Florida Bank, N.A., formerly known as First National Bank of Florida, Tampa, Florida, as Trustee (the "Trustee") under that certain Trust Indenture dated as of May 1, 1984, as amended by the First Supplemental Trust Indenture dated as of November 1, 1985 (collectively, the "Indenture") between the issuer and the Trustee, securing payment of $550,000 aggregate principal amount of the Issuer's Industrial Development Revenue Bonds, Series 1985 (Eagle Holding, Inc. Project), dated November 1, 1985 (the "Bonds"), to authenticate the fully executed Bonds submitted herewith and deliver the same to the purchaser thereof, upon receipt by the Trustee on behalf of the Issuer, for application pursuant to
Article IV of the Indenture, of the purchase price for the Bonds, being $550,000.

     IN WITNESS WHEREOF, the issuer has caused this instrument to be executed by its Chairman and its official seal to be impressed hereon, as of November 26, 1985.

                                        BROWARD COUNTY, FLORIDA

(SEAL)

                                        /s/
                                        ----------------------------------------
                                        Chairman,
                                        Board of County Commissioners

                                                                         8/14/87
                               SUBLEASE AGREEMENT

     THIS SUBLEASE AGREEMENT is made this 21st day of August, 1987, by and between EAGLE SUPPLY, INC., a Florida corporation, with offices in Tampa, Florida, (herein called "Eagle" or "Sublandlord"), and SOLAIR ENTERPRISES, INC., with an office located at 3380 S.W. 11th Avenue, Ft. Lauderdale, Florida 33315 (herein called "Subtenant").

                              W I T N E S S E T H:

     A. Eagle Supply, Inc., leases certain property in Broward County, Florida, from Eagle Holding, Inc., (herein called "Holding"), pursuant to a lease dated May 1, 1984, (herein called the "Master Lease"). The land subject to the Master Lease is more particularly described in Schedule "A" hereto and made a part hereof by reference and is herein sometimes called the "Property."

     B. The Property is improved by a warehouse building (herein called the "Building") containing approximately 45,260 square feet of gross leaseable building area.

     C. Construction of the Building and other permanent improvements on the Property were financed through tax-free industrial revenue bonds, and the terms of the documents issued in connection with such bonds (herein collectively called the "Bond Documents") govern and control the activities conducted on the Property.

     D. Subtenant wishes to sublease from Eagle that portion of the Building outlined in red on Schedule "B" attached hereto and made a part hereof by reference, which consists of approximately 22,087 square feet, together with the exclusive right to use the portions of the Property outside the Building, outlined in yellow on Schedule "B". The area so leased is herein called the "Demised Premises."

          For and in consideration of the benefits to be derived by each of the parties from the execution of this Sublease Eagle and Subtenant agrees as follows:

          1. GRANT. Eagle does hereby demise and lease to Subtenant, and Subtenant does hereby hire and Sublease from Eagle, the Demised Premises, subject to all of the terms and conditions hereinafter stated.

          2. TERM. The initial term of this Sublease shall be for five (5) years commencing on September 1, 1987 and ending August 31, 1992. If Subtenant shall perform all of its obligations under this Sublease within the applicable grace periods for performance thereof, and if Subtenant shall not be in default hereunder at the expiration of the initial term hereof, then Subtenant shall have the option to extend the term of this Sublease for a period of five (5) years expiring August 31, 1997. If Subtenant shall exercise its first option to extend the term and if Subtenant shall perform all of its obligations under this Sublease within the applicable grace periods for performance thereof, and if Subtenant shall not be in default hereunder at the expiration of the first extended term, then Subtenant shall have a second option to extend the term of this Sublease for a period of five (5) years, expiring August 31, 2002.

          Subtenant shall exercise the first such option by giving written notice to Eagle of its election so to extend at least six (6) months prior to the expiration of the initial term of this Sublease. Subtenant shall exercise the second option by giving Eagle written notice of its election so to extend the term at least six months prior to the expiration of the first extended term.

          If Subtenant exercises such option (s) to extend the term, then except where the contact clearly requires a contrary interpretation, any references in this Sublease to "the term of this Sublease", shall be deemed to refer to the term as so extended.

          3. RENT.

          A. Subtenant covenants and agrees to pay to Eagle, for the initial term of this Sublease, rent (herein called "Base Rent") for the Demised Premises in the aggregate amount of Four Hundred Twelve Thousand Five Hundred Sixty-Eight and 16/100 Dollars ($412,568.16), payable in successive monthly installments as follows:

          (1) On November 1, 1987, and on the first day of each of the next succeeding nine (9) calendar months thereafter, Subtenant shall pay Eagle the sum of Five Thousand Nine Hundred Sixty-Two and 2/100 ($5,962.02) Dollars.

          (2) On September 1, 1988, and on the first day of each of the next succeeding eleven (11) months thereafter, Subtenant shall pay Eagle the sum of Six Thousand Nine Hundred Fifty-Five and 56/100 ($6,955.00) Dollars.

          (3) On September 1, 1989, and on the first day of each of the next succeeding twenty-three (23) months thereafter, Subtenant shall pay Eagle the sum of Seven Thousand Three Hundred Fifty-Three and 13/100 ($7,353.13) Dollars.

          (4) On September 1, 1991, and on the first day of each of the next succeeding eleven (11) months thereafter, Subtenant shall pay Eagle the sum of Seven Thousand Seven Hundred Fifty and 51/100 ($7,750.51) Dollars; provided, however, that if Subtenant shall timely perform all of its obligations under this Sublease during the initial term hereof, then the base rent for the month of August, 1992, shall be paid from the security deposit as described in Section 32 of this Sublease.

          B. If Subtenant exercises its first option to extend the term of this Sublease, then Subtenant covenants and agrees to pay Base Rent for the original Demised Premises for first extended term in the amount of the greater of (i) $465,030.74, or (ii) an amount calculated by multiplying $465,030.74 by a fraction, the numerator of which is the CPI (as hereinafter defined) for the calendar year 1991 and the denominator of which is the CPI for the calendar year 1986; provided, however, in no event shall the Base Rent for the Demised Premises for the first extended term exceed Six Hundred Fifty-One Thousand Forty-Three and 04/100 ($651,043.04) Dollars. Such amount shall be payable in sixty (60) equal successive monthly installments commencing on September 1, 1992.

          C. If Subtenant shall exercise its second option to extend the term, then Subtenant covenants and agrees to pay Base Rent during the second extended term in the amount of the greater of (i) the large amount calculated pursuant to subsector 3(B) above, or (ii) an amount calculated by multiplying $465,030.74, by a fraction, the numerator of which is the CPI for the calendar year 1996 and the denominator of which is the CPI for the calendar year 1986; provided however, in no event shall the Base Rent for the Demised Premises for the second extended term exceed Eight Hundred Thirty-Seven Thousand Fifty-Five and 33/100

($837,055.33) Dollars. Such amount shall be payable in sixty (60) equal successive monthly installments commencing on September 1, 1997.

          D. As used herein, "CPI" means the Consumer Price Index for all Urban Consumers, ("CPI-U") U.S. Cities Average, All Items, (1967=100) issued by the Bureau of Labor Statistics of the United States Department of Labor, or if such index is no longer published, then the index that most closely approximates such index.

     E. In addition to the Base Rent described above, Subtenant shall pay all other charges specific or required to be paid pursuant to other provisions of this Sublease. (Such other charges are hereinafter collectively called "Additional Rent").

     The Additional Rent attributable to Subtenant's proportionate share of the maintenance, taxes, and insurance costs incurred by Eagle and required to be paid under the provisions of Sections 7, 8, 10 and 16, respectively shall be paid in the following manner:

               (1) Within thirty days following Eagle's receipt of the actual invoices for the real estate taxes and assessments and the insurance premiums, as the case may be, and at least once a year as to the maintenance and repair costs, Eagle shall notify Subtenant of the actual amount thereof. The statement shall be accompanied, where appropriate, by a reasonable summary of maintenance costs, and copies of the tax bills and insurance premiums subject to contribution by Subtenant.

               (2) Subtenant shall pay to Eagle the amount specified in each such statement within ten (10) days of Subtenant's receipt of each such statement without setoff, deduction or counterclaim.

               (3) Each statement of actual cost shall be final and conclusive between the parties, their successors and assigns, as to the matters set forth therein if no o objection is raised with respect thereto within sixty (60) days after submission of each statement to Subtenant.

          Subtenant shall have the right, within sixty (60) days after Subtenant's receipt of Eagle's statement of maintenance costs, to inspect and audit Eagle's books and records relating to the Building and the Demised Premises to ascertain that the amounts described in Eagle's statement(s) accurately reflect amounts subject to contribution by Subtenant under the provisions of Section 7 and 10. Such inspection(s) and audit(s) shall be made at Eagle's principal place of business (or at such other location at Eagle may designate), and only after Subtenant gives Eagle at least five (5) days' notice of its intention to make each such audit.

          Subtenant shall not delay or withhold payment of any amount described in this subsection or due under this Lease because of any dispute as to the amount or computation thereof; provided, however, Eagle shall refund any overpayment found to be owing to Subtenant upon the resolution of any such dispute.

          F. All Base Rent payments described in this Sublease shall be due and payable on or before the first day of each month, in advance without setoff, deduction, counterclaim or demand, except as herein expressly authorized in Sections 26 and 32. All payments of Base Rent and Additional Rent shall be paid to Eagle in legal tender of the United States of America at the address designated for the giving of notices to Eagle, unless otherwise specified by Eagle in a written notice.

          G. Subtenant shall pay to Eagle or the appropriate agency (if authorized by the agency and confirmed to Eagle in the form required by the agency to exculpate Eagle from liability therefor) any and all sales, excise and other taxes (not including, however, Eagle's income taxes) levied, imposed or assessed by the State of Florida or any political subdivision thereof or other taxing authority upon all amounts payable under this Sublease and classified as rent by the taxing authorities.

          4. USE OF PREMISES. Subtenant shall use the Demised Premises as a warehouse for storage and distribution of aviation products and other related uses so long as such items shall constitute non-hazardous goods and materials. Subtenant agrees not to use or permit the use of the Demised Premises in any manner that would or could violate the insurance policy or policies carried by Eagle or Holding or that will diminish their rights and coverage thereunder, or that could or would constitute a use prohibited under the provisions of Schedule D annexed hereto and made a part hereto by reference. In the event that Subtenant's use of the Demised Premises causes an increase in the fire rate as published by ISO or any insurance premiums for the Property or the Building, then Subtenant covenants and agrees to pay any such increase (s) within ten (10) days of Eagle's or Holding's demand therefor.

          Subtenant may also store materials outside the Building in the outside areas designated for storage; provided however, Subtenant shall at all times comply with all regulations governing such storage imposed by all governmental authorities having jurisdiction over the Property or the use thereof.

          5. ASSIGNMENT AND SUBLETTING. Subtenant shall not assign, sublease, mortgage or encumber this Sublease or the portions of the Demised Premises in whole or in part, without the prior written consent of Eagle, holding and all parties required to consent under the Bond Documents; provided however, in no event shall such consent be deemed to be withheld unreasonably if the proposed transfer or encumbrance would or may violate the terms of any of the Bond Documents. Consent to any proposed assignment, sublease, mortgage or encumbrance will not be unreasonably withheld by Eagle or Holding if all the parties required to consent under the Bond Documents shall approve the proposed transfer (or if such proposed transfer does not require the approval of the Trustee under the Bond Documents); provided, however, if Eagle approves the assignment, sublease, mortgage or encumbrance, the consent shall not constitute a waiver of the necessity for such consent to any subsequent assignment, sublease, mortgage or encumbrance. If this Sublease is assigned or subleased without the prior written consent of Eagle, or if the Demised Premises or any part thereof shall be sub-subleased or occupied by an occupant other than Subtenant, Eagle may, after default by Subtenant, collect rent from the assignee, sub-subtenant or occupant, and apply the net amount collected to the rent reserved herein, but no such collection shall be deemed a waiver of this covenant not to transfer or encumber Subtenant's interest in the Demised Premises without Eagle's prior written consent, or the acceptance of such assignee, subtenant or occupant as a replacement subtenant, or a release of Subtenant from further observance and performance of all of the covenants and obligations of Subtenant described in this Sublease. No assignment, sublease, mortgage or encumbrance by the Subtenant, whether or not permitted or consented to as provided in this Section, shall operate to release the Subtenant from any liability for rent or from any of the conditions, obligations, agreements and covenants of this Sublease.

          Anything herein to the contrary notwithstanding, no assignment approved by Eagle under the provisions of this agreement (or permitted without Eagle's consent by the other provisions of this Section 5) shall be effective unless and until the assignee expressly assumes all of the Subtenant's obligations under this Sublease as and to the same extent as if such assignee were the original Subtenant named in this Sublease. Such assumption shall be in writing. No transfer shall be effective unless an executed copy of the assignment or sublease shall be within thirty (30) days after the date of execution thereof and assumption furnished to Eagle. In addition to the foregoing, if Eagle approves any proposed subtenant, Eagle's consent to any proposed sublease shall be further conditioned, inter alia upon the requirements that the sublease shall expressly provide (i) that the sublease is, without condition, subject to all of the limitations, terms and conditions of this Sublease, and (ii) that the sublessee's rights shall not survive the earlier termination of this Sublease or the Master Lease, whether effected by voluntary cancellation by Eagle and Subtenant, or otherwise.

          If at any time during the term of this Sublease the person or persons who, on the date of this Sublease, owns or own a majority of Subtenant's voting shares (or if any successor to Subtenant is a partnership and the person or persons who owns or own a majority of the partnership's interest) ceases or cease to own a majority of such shares or interest, as the case may be (whether such sale occurs at one time or at intervals so that, in the aggregate, such a transfer shall have occurred), or if this lease is transferred by merger, consolidation, liquidation, assignment for the benefit of creditors or by operation of law, then in any such event, such transfer shall be deemed to be an assignment of this Sublease and Eagle may exercise any of its remedies as a result of a default hereunder; provided, however, this section shall not be applicable to ant transfer by Solair, Inc., to a wholly owned subsidiary corporation or other entity controlled by Solair, Inc. or the parent of Solair, Inc., nor shall this section apply to the transfer of Subtenant's stock to any person, corporation or entity having a financial net worth, prior to such transfer, at least equal to Subtenant.

          Anything in this Subsection 5 to the contrary notwithstanding, Subtenant may also assign this lease without Eagle's consent under the following circumstance:

          (a) to any corporation resulting from the merger or consolidation of Subtenant or its Guarantor, if any, with or into another entity; or

          (b) to a corporation or entity resulting from a sale of all or substantially all of the capital stock of Subtenant or its Guarantor, if any; or

          (c) to a corporation or entity that acquires all or substantially all of the assets or stock of Subtenant or its Guarantor, if any;

provided the assignee or surviving corporation or entity shall, prior to such consolidation, merger or acquisition, have a financial net worth at least equal to Subtenant.

          6. CONSTRUCTION TO BE PERFORMED BY EAGLE. Eagle shall, at its own cost and expense, construct on the Property a chain link fence to separate the area outlined in yellow on Schedule B from the remainder of the outside storage areas on the Property.

          7. REPAIRS. Subtenant shall be responsible for and shall maintain, repair and replace, when necessary, at its own cost, the interior of the Demised Premises, including the exterior and interior windows, screens, interior ceilings, non-structural interior walls, fixtures, lighting, heating and exposed electrical facilities and exposed plumbing, all air-conditioning equipment, all doors and entrances (including truck loading doors), floor covering, non-structural columns, and partitions within the Demise Premises; provided, however, Subtenant shall not be required to make repairs for damages caused by the negligence or willful act or omission of Eagle, Holding or other occupants of any portion of the Building not subleased by Subtenant. All glass, both interior and exterior of the Demised Premises shall be maintained at the sole risk of Subtenant and Subtenant agrees to replace, at Subtenant's sole expense, any such glass broken during the term of this Sublease.

          Eagle shall make all other repairs to the Building and the Demised Premises not included in Subtenant's obligations described above; provided, however, Subtenant shall pay to Eagle (i) the total cost of all such repairs made exclusively to the Demised Premises and (ii) Subtenant's proportionate share of any repairs made to the Building as a whole which are required to maintain the Building in the condition existing on the date of commencement of this Sublease. Anything in the foregoing sentence to the contrary notwithstanding, as long as Subtenant subleases only a portion of the Building, Subtenant shall not be required to contribute to the cost of replacement of structural portions of the Building, (such as roof, bearing walls and foundation) nor to capital improvements which are required as a result of changes in applicable building codes or regulations effected after the date of this Sublease, nor for leasehold improvements to any portion of the Building that is not subleased to Subtenant. Subtenant's proportionate share of the maintenance and repair costs described above shall be calculated by multiplying the cost of such repairs by a fraction, the numerator of which is the gross leaseable area of the portion of the Demised Premises within the Building and the denominator of which is the gross leaseable are of the Building.

          Anything herein to the contrary notwithstanding, Subtenant shall pay the entire amount of all costs incurred by Eagle in making any repairs or replacements to the Demised Premises, the Building, or any portion of the Property caused as a result of the negligence of Subtenant or Subtenant's agents, employees or contractors, and if Subtenant subleases the remainder of the Building pursuant to the provisions of Section 36, then, from and after September 1, 1992, Subtenant shall pay the entire cost of all maintenance repairs and replacements, interior and exterior, structural and non-structural, foreseen and unforeseen that may be required or made to on the Property and the Building during the term of this Sublease except for repairs required as a result of defective construction performed by Eagle prior to September 1, 1992, and except for repairs required because the Demised Premises failed to meet building code standards in effect and applicable to the Property prior to September 1, 1992.

          If Eagle deems any repairs required to be made by Subtenant to be necessary, Eagle may demand that the Subtenant make such repairs forthwith, and if Subtenant refuses or neglects to commence such repairs and to complete same within ten (10) days after written notice by Eagle, Eagle may, (without waiving any rights it may have under the provisions of Section 20, and after giving Subtenant at least twenty-four (24) hours notice of its intention to make such repairs on Subtenant's behalf) make or cause such repairs to be made at Subtenant's expense and Eagle shall not be responsible to Subtenant for any loss or damage that may accrue to Subtenant's stock or business by reason thereof. Subtenant shall pay Eagle all amounts incurred in making such repairs within ten
(10) days of Eagle's written demand therefor, together with interest at the maximum rate permitted to be charged by private parties under the laws of the State of Florida.

          8. REAL ESTATE AND PERSONAL PROPERTY TAXES. Subtenant covenants and agrees to pay to Eagle as Additional Rent Subtenant's proportionate share of all real estate taxes and all general and special assessments, ordinary or extraordinary, that may be levied against the Property or the Building during the term of this Sublease; provided, however, in no event shall Subtenant be required to pay any taxes attributable solely to any leasehold improvements made to portions of the Building or the Property not subleased to Subtenant. Subtenant's proportionate share shall be that portion of such taxes and assessments attributable to the Building and subject to contribution which the gross leaseable area of the portion of the Demised Premises in the Building bears to the gross leaseable area of the entire Building. Subtenant's proportionate share of the real estate taxes and assessments attributable to the Property (excluding the Building) shall be that portion of such taxes and assessments subject to contribution that the area of the Property subleased to Subtenant bears to the gross area of the Property; provided, however, in no event shall Subtenant be required to contribute to or pay its prorata share of, increases in the taxes and assessments levied against the land which are attributable to increases in the assessed value of the Property solely as a result of the sale of the Property during the term of this Sublease. Eagle shall compute Subtenant's share of all such taxes and assessments and shall send to Subtenant a written notice of such computation each year. The computation of Subtenant's share shall be prorated, in the first and last years of the term of this Sublease (and for the period, if any, during which the entire Building or the entire Property is subleased to Subtenant, if applicable), to correspond to the portion of each of such years during which this Sublease is effective.

          Subtenant shall also pay, prior to the time the same shall become delinquent, all taxes imposed by any governmental authority on all inventory, furniture, trade fixtures, personal property, equipment and leasehold improvements owned by Subtenant or installed by Subtenant or by Eagle on behalf of Subtenant on the Demised Premises.

          9. ORDINANCES AND RESTRICTIONS. Subtenant acknowledges that the Demised Premises are rented subject to zoning ordinances and restrictions, encumbrances and limitations of record, and subject to any easements for public utilities. Eagle represents that on the date of execution of this Sublease, there are no easements or private encumbrances, restrictions or limitations on the title to the Property except the encumbrances shown or disclosed in Schedule C annexed hereto and made a part hereof by reference.

          10. UTILITY CHARGES. Subtenant shall be solely responsible for and shall promptly pay all charges for all utilities and services supplied to the Demised Premises including, without limitation, all charges for garbage, refuse and trash removal, and all charges for use and consumption of gas, electricity, heat, air-conditioning or any other utilities or services furnished to the Demised Premises, whether determined by separate meter or otherwise, and Subtenant shall take all steps necessary to obtain separate meters and bills therefor. In the event such utilities shall not be determined by separate meters, then Subtenant shall pay to Eagle Subtenant's proportionate share thereof within ten (10) days after Eagle's written demand therefor. Subtenant's proportionate share shall be calculated in the same manner as specified in
Section 8 for the payment of real estate taxes or, at Eagle's sole option, Eagle may allocate Subtenant's proportionate share on the basis of usage estimated by the appropriate public utility or reflected by increases in consumption shown by comparison of the utility bills prior to and after Subtenant's occupancy of the Demised Premises.

          11. ALTERATIONS. Subtenant shall make no alterations, additions or improvements (including signs and insignia) in or to the Building or the Property without obtaining the prior written consent of Eagle; provided, however, Eagle agrees that its consent shall not be unreasonably withheld to the installation of an identification sign of each of the exterior fence and the Building if the size, design, location, materials and manner of installation thereof are reasonably satisfactory to Eagle, and Eagle further agrees that Subtenant may make interior, non-structural alterations and improvements to the Demised Premises without Eagle's consent.

          Anything herein to the contrary notwithstanding, Subtenant shall have the right to install on the Demised Premises such equipment, trade fixtures, machinery, moveable partitions and interior non-structural alterations as it sees fit, provided Subtenant maintains all such items in good condition and repair. Title thereto shall remain in Subtenant. As long as Subtenant is not in default under this Sublease beyond applicable grace periods for the performance of its obligations, Subtenant shall have the right to remove any such equipment, fixtures, machinery, moveable partitions and non-structural alterations at any time during the term of this Sublease, provided Subtenant repairs all damage caused by such removal.

          All alterations, additions and improvements and such fixtures (other than equipment, trade fixtures, machinery, and moveable partitions) which as a matter of law have become a part of the realty, which may be made or installed upon the Demised Premises and which in any manner are attached to the floors, walls or ceilings, shall, upon the expiration or termination of this Sublease, become the property of Eagle or Holding without any obligation to pay Subtenant therefor; provided however, that Eagle may, at its option, require Subtenant to remove from the Demised Premises, at Subtenant's sole cost and expense, all or any portion of any item installed or constructed on the Demised Premises at the expiration or termination of this Sublease. If Eagle requires any item or alteration to be so removed, Subtenant shall pay all costs incurred to remove the improvements and to restore the Demised Premises to the condition existing prior to the installation of any such item or improvements. Subtenant also agrees to remove all signs and personal insignia which may be displayed in or about the Building or the Property at the expiration or termination of this Sublease. Subtenant shall pay for the repair of any damage caused to the Building or the Property by Subtenant's removal of any items pursuant to the provisions of this Section.

          Anything herein to the contrary notwithstanding, any property whatsoever of Subtenant remaining on the Property or in the Building after expiration of this Sublease (which is not required by Eagle or Holding to be removed) shall then be and become the property of Eagle without any obligation to pay Subtenant therefor.

          12. LIENS. Neither Holding's nor Eagle's interest in the Demised Premises shall be subject to liens for improvements made by Subtenant, and Subtenant shall have no power or authority to create any lien or permit any lien to attach to the Demised Premises or to the present estate, reversion or other estate of Holding or Eagle in the Demised Premises or in the Building as a result of improvements made by Subtenant or for any other cause of reason. All materialmen, contractors, artisans, mechanics and laborers and other persons contracting with Subtenant with respect to the Demised Premises or any part thereof are hereby charged with notice that such liens are expressly prohibited and that they must look solely to Subtenant to secure payment for any work done or material furnished for improvements by Subtenant or for any other purpose during the term of this Sublease. Subtenant further covenants that no other liens shall be permitted to attach to the Demised Premises or to the Subtenant's interest in the Demised Premises. Subtenant covenants and agrees to transfer and claimed or asserted lien to a bond or such other security as may be permitted by law within twenty (20) days of the assertion of any such lien or claim of lien. If Subtenant fails so to transfer or discharge such lien, then Eagle may discharge the lien or transfer the lien to bond or other security and Subtenant shall pay Eagle all amounts so incurred by Eagle in effecting such transfer or discharge, together with interest at the highest rate then permitted to be charged by private parties under the laws of the State of Florida. Subtenant shall advise all persons furnishing designs, labor, materials or services to the Demised Premises in connection with Subtenant's improvements thereof of the provisions of this of this Section. Subtenant also covenants and agrees to indemnify and hold Eagle, Holding and the Trustee under the Trustee Indenture described in the Bond Documents and the Master Lease, (herein called "the Trustee" and the "Trustee Indenture" respectively,) harmless from and against any and all losses, damages, demands and expenses in connection with or arising out any claims, liens, charges, adverse interests or other encumbrances of any sort against or upon the Demised Premises caused or permitted, or alleged to have been caused or permitted, by Subtenant, or Subtenant's agents, employees, or invitees, including, but not limited to, all attorneys' fees incurred out of court, at trial, on appeal or in bankruptcy proceedings.

     13. REGULATIONS. Subtenant shall promptly perform and comply with all statutes, ordinances, rules, orders, regulations and requirements of the federal, state and municipal governments, and of any and all of their departments and bureaus having jurisdiction applicable to Subtenant's use of the Building and the Property for the correction, prevention and abatement of nuisances or other grievances in, upon or connected with such use during the time of this Sublease, and Subtenant shall also promptly comply with and execute all rules, orders and regulations of the Southeastern Underwriters Association for the prevention of fires on the Demised Premises, at its sole cost and expense.

     If Subtenant subleases the remainder of the Building pursuant to the provisions of Section 35, then from and after September 1, 1993, Subtenant shall also, at Subtenant's sole expense, comply with all statutes, ordinances, rules, orders, regulations and requirements of all authorities having jurisdiction applicable to the Building and the Property and any improvements thereon.

     14. LIABILITY INSURANCE. Subtenant shall maintain at all times from and after the commencement of this Sublease, or any renewals or extensions thereof, public liability insurance against all claims for personal injury, death or property damage occurring in or about the Demised Premises, with minimum combined single limits of liability in the amount of One Million ($1,000,000) Dollars for bodily injury, personal injury, death and property damage. Subtenant shall also maintain at all times during the term of this Sublease fire legal liability insurance. Eagle, Holding and the Trustee shall be named as additional insured parties in such policies. Subtenant shall also maintain contractual liability insurance to insure Subtenant's performance of its obligations under this Sublease. Subtenant shall increase the limits of all insurance required hereunder at such intervals and in such amounts as may be reasonably required to insure Eagle, Holding and the Trustee fully against any loss or expense arising as a result of acts occurring on the Demised Premises or the negligent acts or omissions of Subtenant and Subtenant's agents, servants, employees and contractors on the Property or in the Building. All insurance required to be maintained by Subtenant under this Sublease shall be obtained through policies satisfactory in form to Eagle and shall be obtained from an insurance company or companies authorized to do business in the State of Florida. The policies shall contain a provision that prohibits cancellation or earlier termination of such policies without first giving Eagle at least ten (10) days' written notice, prior to the date of cancellation or termination. The cost of all premiums on such policies shall be paid by Subtenant. Subtenant shall not obtain any other insurance on the Property or the Building that would diminish the recovery by Eagle or Holding or their mortgagees under their own policies insuring the Building and the Property. The insurance policy or policies required to be carried by Subtenant under this Sublease shall be delivered to Eagle within fifteen (15) days of the commencement of this Sublease. Subtenant shall also furnish Eagle with a renewal policy for each such policy at least ten (10) days prior to the expiration date of each such policy.

     15. INDEMNITY. Subtenant shall indemnify and hold Eagle, Holding and the Trustee harmless from all loss, damage, injuries, liabilities and expenses which may arise or be claimed against Eagle, Holding and the Trustee for injuries, death or damages to the person or property of any person, firm or corporation occurring at any time from and after the date hereof in connection with this Sublease and occurring on the Demised Premises or consequent upon or arising from any negligent acts or omissions of Subtenant or Subtenant's agents, servants, employees or contractors.

     16. FIRE INSURANCE AND DAMAGE BY CASUALTY. Eagle represents that Eagle currently maintains in full force and effect all insurance required under the terms of the present mortgages and the Bond Documents and that Eagle will continue to maintain such insurance during the term of this Sublease. Subtenant shall pay to Eagle as Additional Rent Subtenant's proportionate share of all premiums for fire, flood, casualty and extended coverage insurance maintained by Eagle for the Building and the Property from time to time during the term of this Sublease; provided, however, Subtenant shall not be required to pay any portion of Eagle's insurance premiums that shall be attributable to construction of additional facilities or buildings on the portions of the Property or the Building not subleased to Subtenant. Subtenant's proportionate share shall be calculated by multiplying such premium(s) by a fraction, the numerator of which is the gross leaseable area of the portion of the Demised Premises within the Building and the denominator of which is the gross leaseable area of the Building.

     If the Demised Premises, or any part thereof, shall at any time during the term of this Sublease be destroyed or damaged by fire or other casualty normally included in fire and extended coverage insurance, then, if such damage occurs during the last year of the term of this Sublease, Eagle shall have the right to terminate this Sublease as of the date of such casualty; provided, however, if the damage occurs during the first six (6) months of the last year of the initial term or during the first six (6) months of the last year of the first extended term, then if Subtenant exercises its option to extend the term within thirty (30) days after such casualty, Eagle shall not have the right to terminate this lease. If this Sublease is not so terminated, then during the period following such casualty and until the repairs are substantially completed, the Base Rent payable under the provisions of Section 3 (and Section 35, if applicable) of this Sublease shall be reduced in the same proportion that the gross leaseable area of the Demised Premises rendered untenantable by the casualty bears to the gross leaseable area of the Demised Premises immediately prior to the casualty, and to the extent of the insurance proceeds paid to Eagle and permitted by the Trustee under the Bond Documents to be retained by Eagle, Eagle shall repair the damage to the Demised Premises caused by such casualty. If Subtenant shall not have leased the remainder of the Building pursuant to
Section 35 at the time of such casualty, Subtenant shall also be entitled to a proportionate reduction in Additional Rent computed on the basis noted above.

     If the damage to the Demised Premises (excluding Subtenant's tenant improvements and other personal property) shall not be repaired or restored by Eagle or Holding within one hundred eighty (180) days following such casualty, then Subtenant shall have the right to cancel this Sublease as of the date of such casualty.

     17. PERSONAL PROPERTY. Subtenant expressly covenants and agrees that all personal property placed or moved on the Demised Premises shall be at the risk of Subtenant or the owner thereof, and neither Eagle, Holding nor the Trustee shall be liable to Subtenant or any other person for any damages to such personal property by any cause or person whatsoever.

     18. ASSUMPTION OF RISK. To the maximum extent permitted by law, subtenant agrees to use and occupy the Demised Premises and to use all other portions of the Property which it is permitted to use by the terms of this Sublease at its own risk, and hereby (for itself and all persons claiming under, by or through Subtenant) releases Eagle, Holding and the Trustee under the Trust Indenture and their mortgages, agents, servants, contractors and employees, from all claims and demands of every kind resulting from any accident, damage, or injury occurring therein, unless solely due to such party's negligence or willful act or omission. Subtenant expressly covenants and agrees that neither Eagle nor Holding nor the Trustee shall be responsible or liable to Subtenant for defects in workmanship or for improper design or construction of any alterations or improvements approved by Eagle, Holding and the Trustee under the provisions of
Section 11 of this Sublease, or for any other loss or damage from any source whatsoever, unless such injury, loss, or damage is due solely to the negligence or willful act or omission of Eagle, Holding. Subtenant agrees that neither Eagle, Holding nor Trustee shall be responsible or liable to Subtenant, or to those claiming by, through or under Subtenant, for any loss or damage which may be occasioned by, or through the acts or omissions of, persons occupying space adjoining or connected to the Demised Premises or any part of the Property, or for any loss or damage resulting to Subtenant, or to those claiming by, through or under Subtenant, or its or their property, from the breaking, bursting, stoppage or leaking of electrical cable and wires, air-conditioning units and pipes, and water, gas, sewer or steam pipes or systems. Subtenant expressly assumes all liability of or on account of any such injury, loss or damage and will, at all times, indemnify and save Eagle (and, where required in connection with the Trust Indenture, the Lessor and Trustee thereunder) harmless from and against all liability, damage or expense caused by or growing out of any injury, loss or damage to persons or property upon the Demised Premises during the term of this Sublease, including any attorneys' fees incurred by Eagle as a result thereof.

     19. RIGHT OF ENTRY. Eagle, Holding, Mortgagees or any of their respective agents shall have the right to enter the Demised Premises during all reasonable hours (and at any time in case of emergency) to examine the same or to make such repairs, additions or alterations that may be necessary or desirable for the safety, comfort or preservation thereof, or to exhibit the Demised Premises to prospective lenders and prospective tenants or subtenants of the Building. Subtenant further agrees that Eagle, Holding, and their mortgagees or their respective agents may put or keep upon the doors or windows of the Demised Premises "For Rent" notices at any time within ninety (90) days before the expiration of this Sublease. The rights of entry granted in this Section 19 shall also exist for the purpose of removing placards, signs, fixtures, alterations or additions which do not conform to this Sublease.

     20. DEFAULT. If Subtenant shall fail to pay the Base Rent or any Additional Rent, or any impositions, burdens or other payments or charges required by this Sublease within ten (10) days after Subtenant's receipt of Eagle's written demand therefor, or if any other covenant or agreement herein contained on Subtenant's part to be kept and performed shall not be kept or performed and if the default is curable but Subtenant fails to commence to cure such default, breach or non-performance of covenant or agreement not involving the payment of money within twenty (20) days after Subtenant's receipt of written notice from Eagle (or if, having commenced the cure, Subtenant fails to complete the cure thereof with diligence and as expeditiously as possible), or if the Subtenant shall be adjudicated a bankrupt or shall make an assignment for the benefit of creditors or file a petition for reorganization or other proceeding in bankruptcy or be deprived of its rights under this Sublease by a judgment or decree of a court of competent jurisdiction in any involuntary proceeding at law or in equity, then Eagle may, at its election, immediately or at any time thereafter, cancel this Sublease and enter into and upon the Demised Premises and repossess the same and expel the Subtenant and those claiming under it and remove Subtenant's personal effects, and thereupon this Sublease shall absolutely cease and terminate, or Eagle may declare all ascertainable rents due hereunder to be immediately due and payable and thereupon all such payments due to the end of the term of this Sublease shall thereupon be accelerated, or Eagle may elect to enter the Demised Premises and re-let the same for Subtenant's account, holding Subtenant liable in damages for all expenses incurred in any such re-letting and for any difference between the amount of rent received from such re-letting and all amounts due and payable under the terms of this Sublease.

     In any action, suit or proceeding to enforce its rights or to interpret the terms of this Sublease or to collect any amounts due hereunder, Eagle shall be entitled to reimbursement for all costs and expenses reasonable incurred in enforcing, defending or interpreting its rights hereunder, including, but not limited to, all collection and court costs, and all attorneys' fees, whether incurred out of court, in the trial court, on appeal or in bankruptcy or administrative proceedings. The remedies stated in this Section 20 shall be cumulative and in addition to each other and to any right or remedy available to Eagle at law or in equity.

     Eagle's acceptance of rent shall not constitute a waiver of any breach of this Sublease by Subtenant, except as to payment of the rent so accepted, unless such breach shall be waived in writing by Eagle. No waiver or assent, express or implied, to any breach of Subtenant's covenants hereunder shall be deemed a waiver of any succeeding breach of the same covenants or a waiver or breach of any other covenant under this Sublease.

     The rights and remedies given to Eagle in this Sublease are distinct, separate and cumulative remedies, and the exercise of any of them shall not be deemed to exclude Eagle's right to exercise any and all of the others, or other rights available to Eagle at law or in equity.

     21. PEACEFUL POSSESSION. Subject to the terms, conditions and covenants of this Sublease, and to the terms and restrictions of the provisions of the Bond Documents, Eagle agrees that Subtenant shall and may peaceably have, hold and enjoy the Demised Premises for the term of this Sublease without hindrance or molestation by Eagle or anyone claiming by, through or under Eagle. The provisions of this Section are in lieu of any implied covenants of title and quiet enjoyment.

     22. SUBORDINATION AND ESTOPPEL CERTIFICATES. This Sublease is and shall be subject and subordinate to the Master Lease and to any mortgage executed by Holding or Eagle which may now or hereafter affect the Property or the Building. Subtenant, upon demand at any time or times, shall execute, acknowledge and deliver to Eagle, without expense to Eagle, any and all instruments that may be necessary or proper to confirm the subordination of this Sublease and Subtenant's rights hereunder to the lien of any such mortgage or mortgages as aforesaid, or to certify the fact that this Sublease is in good standing or to specify any defaults which Subtenant may then claim or assert against Eagle. A failure by Subtenant to execute and return such instrument to Eagle within ten
(10) days of Subtenant's receipt of request therefor shall, at Eagle's option, be a default under this Sublease.

     Subtenant shall give notice of any alleged default by Eagle under this Sublease to any such mortgagee of whom Subtenant has actual knowledge, provided, Eagle or Holding has given Subtenant prior written notice of the address of the holder of any such mortgage(s). Such notice shall be in writing, signed by Subtenant, in Subtenant's name, and shall specify in what manner a default exists. Such notice shall be a condition precedent to any subsequent action of Subtenant in respect to any such alleged default by Eagle. In the event Eagle fails to cure such default within thirty (30) days after notice of default is given, such mortgagee shall have thirty (30) days after expiration of such period within which to remedy the default. If such default cannot reasonably be remedied within the period allowed to the mortgagee for such purpose, Subtenant, at the request of the mortgagee, will extend such period for an additional period (not to exceed ninety (90) days), provided that the mortgagee has then commenced and is constantly prosecuting the work of curing any such default in a diligent manner.

     23. PERSONAL LIABILITY. Notwithstanding anything to the contrary provided in this Sublease, it is specifically understood and agreed, such agreement being a primary consideration for the execution of this Sublease by Eagle, that except for a breach of the covenant of quiet enjoyment described in Section 21 as a result of default under and foreclosure of the mortgage given under the Bond Documents, there shall be absolutely no personal liability in excess of Fifty Thousand Dollars ($50,000) on the part of Eagle or its successors in interest with respect to any of the terms, covenants and conditions of this Sublease, and Subtenant shall look solely to the interest of Eagle or its successors in interest in the Property for the covenants and conditions of this Sublease to be performed by Eagle, and no other property or estates of Eagle shall be subject to levy, execution or other enforcement procedures for the satisfaction of Subtenant's remedies except to the extent of any deficiency not exceeding Fifty Thousand Dollars ($50,000) existing after levy or execution upon Eagle's interest in the Property. In addition, with respect to any provision of this Sublease which provides or implies that Eagle shall not unreasonably withhold or delay any consent or any approval, Subtenant shall not be entitled to make, nor shall Subtenant make any claim for (and Subtenant hereby waives any claim for) money damages as a result of any claim by Subtenant that Eagle has unreasonably withheld or unreasonably delayed any consent or approval, but Subtenant's sole remedy shall be an action or proceeding to enforce any such provision, or for specific performance, injunction or declaratory judgment.

     24. SUCCESSORS AND ASSIGNS. This Sublease and all provisions, covenants and conditions hereof shall be binding upon and inure to the benefit of the successors and authorized assigns of the parties hereto, except that no person, firm, corporation or court officer holding under or through Subtenant in violation of any of the terms, provisions or conditions of this Sublease shall have any right, interest or equity in or to this Sublease or the Demised Premises.

     25. FORCE MAJEURE. Eagle, Holding and the Trustee and Subtenant shall each be excused for the period of any delay in the performance of any of the obligations of any of them hereunder when prevented from so doing by a cause or causes beyond their control which shall include, without limitation, all labor disputes, civil commotions, war, war-like operations, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or controls, fire or other casualty, inability to obtain any material, service or financing or acts of God.

     26. EMINENT DOMAIN. If the whole or any part of the Building shall be taken by a public authority under the power of eminent domain, then the term of this Sublease shall cease on the part so taken from the day of the possession of that part shall be required for any public purpose by the condemning authority, and the Base Rent and Additional Rent shall be paid up to that day. If such portion of the Demised Premises is taken as to destroy the usefulness of the Demised Premises for the purpose for which the same were subleased, Subtenant shall have the right either to terminate this Sublease and declare the same null and void or to continue in the possession of the remainder under the terms herein provided. If Subtenant shall fail to terminate this Sublease as aforesaid within thirty (30) days after the notice of taking, such failure shall be regarded as a waiver of its right to terminate, whereupon this Sublease shall continue for the then balance of the term, but Base Rent and Additional Rent shall be reduced from and after the date that possession is required by the condemning authority in the same proportion that the gross leaseable area of the Demised Premises within the Building so taken bears to the gross leaseable area of the Building subleased to Subtenant prior to such taking. If Subtenant fails so to terminate this Sublease, then to the extent of the amount paid to Eagle by the condemning authority (and permitted to be retained by Eagle by the Trustee under the Bond Documents), Eagle shall repair and restore the Demised Premises remaining after such taking to a condition as nearly as possible comparable to the conditions existing prior to such taking.

     The parties acknowledge and agree that in the event of such taking, Subtenant shall be entitled to claim or recover any damages as a result of the taking of its estate in the Property or the Building and Holding shall be entitled to the entire award made or paid by the condemning authority.

     27. SUBLANDLORD'S LIEN. All personal property, furniture, trade fixtures, equipment and improvements of the Subtenant (excluding inventory held and sold in the ordinary course of business) situated upon the Demised Premises during the term of this Sublease shall be and are hereby bound for the payment of the Base Rent and Additional Rent and for the fulfillment of all covenants of this Sublease, and a lien is hereby created thereon in favor of Eagle for the full and prompt payment of such amounts and fulfillment of said covenants. The lien hereby created shall be in addition to any statutory landlord's lien. In order to confirm the lien created by this Section, Subtenant hereby grants to Eagle a security interest in all personal property, furniture, trade fixtures, equipment and improvements installed in, affixed to or kept on the Demised Premises as security for Subtenant's full and complete performance of each and every one of Subtenant's obligations hereunder. Subtenant further agrees to execute such other forms, security agreements and documents as Eagle may request to confirm Eagle's lien hereunder. Upon Subtenant's default in any obligation hereunder, then, in addition to the remedies stated in Section 20 of this Sublease, Subtenant hereby expressly agrees that Eagle may exercise, with respect to such personal property, furniture, trade fixtures, equipment and improvements, any and all rights Eagle may have at the time of such default as a secured party under the Uniform Commercial Code of the State of Florida (Chapter 679 of the Florida Statues on the date hereof). Anything herein to the contrary notwithstanding, Eagle's Sublandlord's lien on such trade fixtures and equipment is and shall be subject and subordinate to the lien of any chattel mortgage or security agreement (or retained title contract) existing on the date hereof or hereafter given to secure repayment of any loan granted to Subtenant or its parent.

     28. NOTICES. All notices required under this Sublease shall be deemed sufficiently given if same are in writing and delivered in person or if mailed certified mail, postage prepaid, return receipt requested, to the following addresses:

           If to Eagle:            P.O. Box 75305
                                   Tampa, Florida  33675
                                   Attention:  Mr. Robert L. Noojin

           with copies to:         Mr. Nathaniel Doliner
                                   Ms. Ruth Barnes Himes
                                   Carlton, Fields, Ward, Emmanuel,
                                       Smith, Cutler and Kent, P.A.

           If to Subtenant:        At the premises.

or to such other address or party in the United States of America as either party may designate to the other in writing by proper notice. Notices shall be deemed given on the date of receipt thereof by the party to whom such notice is addressed or, if delivery is refused, on the date of attempted delivery thereof.

     29. SURRENDER. Upon the termination of this Sublease for any cause, Subtenant will peaceably deliver to Eagle or Eagle's agent all keys to the Demised Premises and possession thereof in the same condition as existed on the date such premises were delivered to Subtenant, subject only to ordinary wear and tear.

     30. TIME OF ESSENCE. Time is of the essence of this Sublease and of all of the covenants stated herein to be performed by Subtenant and Eagle.

     31. RECORDING. This Sublease shall not be recorded without the prior written consent of Eagle and Holding which consent may be withheld at the sole discretion and election of either Eagle or Holding.

     32. SECURITY DEPOSIT. Subtenant, contemporaneously with the execution of this Sublease, has deposited with Eagle the sum of Sixteen Thousand Two Hundred Seventy-Six and 07/100 ($16,276.07) Dollars receipt of which is hereby acknowledged by Eagle, as security for the full and faithful performance by Subtenant of all the terms, covenants and conditions of this Sublease upon Subtenant's part to be performed. Eagle shall have the right, but not the obligation, to apply any part of the deposit to cure any default of Subtenant (including non-payment of rent), and if Eagle does so, Subtenant shall, upon demand, deposit with Eagle the amount so applied so that Eagle shall have the full deposit on hand at all times during the term of this Sublease. Subtenant's failure to pay to Eagle, within ten (10) days after Eagle's demand therefor, the amount(s) so applied by Eagle to cure any default(s) shall constitute a breach of this Sublease and a default hereunder. No interest shall be paid by Eagle to Subtenant on such security deposit.

     If Subtenant shall timely and faithfully perform all of its obligations under this Sublease during the initial term hereof, then such portion of the security deposit as may be required to pay the Base Rent for the last month of the initial term (August, 1992), shall be credited to Subtenant's account. The balance of the security deposit held by Sublandlord shall be returned to Subtenant after the time fixed as the expiration of the term hereof, provided Subtenant has fully and faithfully carried out all of the terms, covenants and conditions on Subtenant's part to be performed.

     In the event of a sale or transfer of Eagle's interest in this Sublease, Eagle shall have the right to transfer the security deposit to the purchaser or transferee, and Eagle shall thereafter be released from liability for the return of such security deposit and Subtenant shall look to the new sublandlord solely for the return of the security deposit. The foregoing provision shall apply to every transfer or assignment made of the security deposit to a new sublandlord. The security deposited under this Sublease shall not be mortgaged, assigned or encumbered by Subtenant without the prior written consent of Eagle and may be commingled with other funds of Eagle.

     33. SPECIAL CONTINGENCIES AND CONDITIONS. Subtenant expressly covenants and agrees that this Sublease is and shall be subject and subordinate to all of the terms, covenants, provisions and restrictions contained in the Master Lease and the Bond Documents and Subtenant shall not do any act nor make any use of the Demised Premises that is or may be prohibited under the terms of the Master Lease or the Bond Documents. All portions of the Bond Documents required to be observed by Subtenant or that may affect this Sublease and the parties' rights hereunder are hereby incorporated by reference herein as and to the same extent as if such provisions were expressly stated herein. In the event of any conflict between the provisions of this Sublease and the provisions of the Bond Documents, the Bond Documents shall be deemed to supersede and control.

     SUBTENANT AND EAGLE EXPRESSLY COVENANT AND ACKNOWLEDGE THAT THIS SUBLEASE IS AND SHALL BE SUBJECT TO THE APPROVAL OF THE TRUSTEE AND ALL OTHER PARTIES DESIGNATED IN THE BOND DOCUMENTS.

     (a) Subtenant expressly covenants and acknowledges that Subtenant shall be bound by the obligations, agreements and covenants of Holding and Eagle in the provisions of the documents pursuant to which the bonds were issued and the Property was sold by the Issuer of the Bonds (herein called "the Issuer") to Holding (the "Bond Documents") concerning (i) liability insurance required, (ii) access to the Demised Premises and inspection by the Issuer, (iii) all covenants regarding indemnification of the Issuer, (iv) the release from liability of the Issuer or disclaimers of the Issuer and indemnification therefor, and (v) all maintenance and modifications of the Demised Premises, including but not limited to, the obligation to keep the Demised Premises in safe operating condition and in good repair and to make, from time to time, all necessary repairs thereto and replacements thereof, and (B) Subtenant shall not use the Demised Premises in any manner that would result in the occurring of, or provide a basis for the occurrence of, an event that would require mandatory redemption of the bonds under the provisions of the Bond Documents.

     (b) Subtenant further agrees to furnish to the Issuer of the Bonds, a description of Subtenant's proposed use of the Property and the Building; including but not limited to, the number of jobs to be created, the economic benefit to the Issuer, the impact on the environment that Subtenant's use of the Property and the Building will have, special needs of public resources and such other information as may be necessary for the County Administrator or his designee to approve this Sublease.

     In the event the Master Lease is terminated or expires for any reason whatsoever, whether by voluntary agreement of Eagle and Holding or otherwise, then this Sublease shall also expire or terminate on such date if Holding or the Trustee elects that it shall so terminate.

     34. REPRESENTATIONS AND COVENANTS BY THE SUBTENANT. Pursuant to and as required under the Bond Documents, Subtenant makes the representations enumerated and required in Schedule D of this Sublease.

     35. OPTION TO SUBLEASE REMAINING SPACE. Subject to the conditions stated in
Section 44 of this Sublease, if Subtenant shall perform all of its obligations under this Sublease within the grace periods for performance thereof, then if Subtenant exercises its first option to extend the term of this Sublease pursuant to the provisions of Section 2, Subtenant shall have an option to sublease all (but not less than all) of the remaining space in the Building not herein demised (consisting of an additional 23,264 leaseable square feet) commencing at the expiration of the initial term of this Sublease upon the following conditions:

          A. Subtenant shall exercise such option as follows:

               (i) Subtenant shall notify Eagle in writing of its election to Sublease the additional space (herein called the "Additional Space") simultaneously with its notice of election to extend the term of this Sublease for the first extended term, and

               (ii) Simultaneously with such notice, Subtenant shall pay Eagle the sum of Twenty-three Thousand Two Hundred Sixty-four and No/100 Dollars ($23,264.00) as consideration for vacating the Additional Space, and

               (iii) Subtenant shall furnish to Eagle the financial statements (and guaranty, if required) described in Section 44.

          Failure to furnish all of the above shall render any attempted exercise of the option ineffective.

          B. If Subtenant so exercises its option to sublease the Additional Space, then Subtenant covenants and agrees to pay as Base Rent for the Additional Space for the first five (5) years thereafter (the first extended term of this Sublease) the greater of the following:

               (i) Four Hundred Eighty-Nine Thousand, Eight Hundred Eleven and 88/100 Dollars ($489,811.88) or

               (ii) An amount calculated by multiplying Four Hundred Eighty-Nine Thousand, Eight Hundred Eleven and 88/100 Dollars ($489,811.88) by a fraction, the numerator of which is the C.P.I. for the calendar year 1991 and the denominator of which is the C.P.I. for the calendar year 1986; provided, however, in no event shall the Base Rent for the Additional Space during such five year period exceed $685,736.64. Such amount shall be payable in sixty (60) equal successive monthly installments commencing on September 1, 1992.

          C. In the event Subtenant exercises its right to Sublease the Additional Space, then if Subtenant exercises the section option to extend the term of this Sublease, such option shall be deemed to apply to the Additional Space as well as to the original Demised Premises; provided, however, during the second extended term of this Sublease (as defined in Section 2) Subtenant covenants and agrees to pay as Base Rent for the Additional Space the greater of the following:

               (i) Four Hundred Eighty-Nine Thousand, Eight Hundred Eleven and 88/100 Dollars ($489,811.88) or

               (ii) An amount calculated by multiplying Four Hundred Eighty-Nine Thousand, Eight Hundred Eleven and 88/100 Dollars ($489,811.88) by a fraction, the numerator of which is the C.P.I. for the calendar year 1996 and the denominator of which is the C.P.I. for the calendar year 1986; provided, however, in no event shall the Base Rent for the Additional Space during such five year period exceed $881,661.38. Such amount shall be payable in sixty (60) equal successive monthly installments commencing on September 1, 1997.

          D. Following the exercise of Subtenant's option to Sublease the Additional Space, all references in this Sublease (except in subsections A, B & C of Section 3) to the "Demised Premises" shall also be deemed to refer to the Additional Space, except where the context clearly requires a different interpretation.

     36. REAL ESTATE BROKERS. Each of Eagle and Subtenant represents to the other that it has not dealt with any real estate or other broker or agent except Steve Wasserman of Lehrer & Company (herein called "Lehrer") and Rauch, Weaver, Millsaps & Co., (herein called "Rauch") in connection with the execution or grant of this Sublease. Eagle shall pay Lehrer its compensation and commission pursuant to a separate agreement and Lehrer shall pay Rauch all compensation due to Rauch. Each of the parties shall indemnify and hold the other parties harmless from any claims by any other brokers for a commission or other compensation arising or claimed as a result of any acts of the indemnifying party in connection with this Sublease.

     37. APPLICABLE LAW. The validity, enforcement and construction of this Sublease shall be governed by the laws of the State of Florida.

     38. HEADINGS. The headings in this Sublease are solely for convenience of reference and shall not affect its interpretation.

     39. COUNTERPARTS. This Sublease may be executed in as many counterparts as may be deemed necessary or convenient, all of which taken together shall constitute one and the same instrument, and either of the parties hereto may execute this Agreement by signing any such counterpart.

     40. SEVERABILITY. IF any section or provision of this Sublease or application thereof to any person or circumstances to any extent shall be invalid, the remainder of this Sublease or the application of such provision to persons or circumstances other than those as to which it is held invalid shall not be affected thereby and each other provision and application of this Sublease shall be valid and enforced to the fullest extent permitted by law. Each covenant and agreement contained in this lease shall be construed to be separate and independent from every other covenant or agreement and the breach of any covenant or agreement by either party shall not discharge or relieve the other party from any of its obligations hereunder.

     Subtenant shall comply with all of its obligations under this Sublease, including but not restricted to, the obligation to make rental payments, even in the event of default by Eagle in Eagle's obligations under this Sublease.

     41. PLURALITY AND GENDER. Use of pronouns in any form wherever they appear in this Sublease shall be read as masculine or feminine or neuter, as appropriate, and either singular or plural wherever the context and facts permit, or require such construction.

     42. NO PARTNERSHIP. Eagle shall in no event be construed, held or become in any way or for any purpose a partner, associate or joint venturer of Subtenant or any party associated with Subtenant in the conduct of its business or otherwise.

     43. ENTIRE AGREEMENT. This Sublease contains the entire Agreement between the parties hereto and supersedes all previous negotiations leading thereto, and it may be modified only by an agreement satisfactory to Holding and the Trustee. Such agreement shall be in writing and executed by Eagle and Subtenant. No surrender of the Demised Premises, or of the remainder of the term of this Sublease, shall be valid unless accepted by Eagle in writing.

     44. INDUCEMENT. Subtenant has submitted two financial statements, copies of which are attached hereto as composite Schedule E and incorporated herein by reference, to Eagle as evidence of Subtenant's ability to perform its financial obligations under this Sublease, Subtenant represents and warrants that the facts and conditions shown in such statements are true and correct and Subtenant acknowledges that the information contained in such statements is a material inducement to Eagle to execute this Sublease and to submit this Sublease to the Trustee and the Mortgagee without the requirement of a guaranty by Subtenant's corporate parent. Accordingly, if Subtenant has failed to disclose any material facts or circumstances, which, if same had been disclosed in Subtenant's financial statements described above, would have resulted in a material adverse effect upon the financial conditions of the Subtenant and which would appear to impair the Subtenant's ability to pay the rent hereunder, then Eagle shall have the right to demand and to receive an unconditional guaranty by Subtenant's parent, Banner Industries, Inc., of Subtenant's obligations under this Sublease. Such guaranty shall be substantially in the form annexed hereto as Schedule F. If Subtenant's parent fails to furnish such guaranty to Eagle within thirty (30) days after Eagle's notice to Subtenant of the requirement of the guaranty, Eagle, at its sole option shall have the right to cancel and terminate this Sublease. For purposes of this Section 44, whether Subtenant's ability to pay Base Rent and Additional Rent has been impaired shall be determined by preparing a Statement of Changes in Financial Position for the fiscal year of the inaccurately submitted financial statements, which statement shall be prepared in accordance with generally accepted accounting principles, and shall take into effect the material facts and circumstances not previously disclosed. If the statement so prepared reflects a materially adverse change from the financial statements originally submitted and such change reflects the inability of Subtenant to pay the Base Rent and the Additional Rent hereunder, then it is agreed that Subtenant's parent, Banner Industries, Inc., shall be required to guarantee Subtenant's performance of this Sublease.

     In addition to the statements shown in Schedule E, if Subtenant exercises the option for Additional Space described in Section 35, Subtenant shall submit a financial statement for the fiscal year of Subtenant preceding the exercise of such option. Such financial statement shall be prepared in accordance with generally accepted accounting principles and shall include, inter alia, a Statement of Changes in Financial Position. Such statement shall also show a net worth of the Subtenant that is not substantially less than the net worth shown in the financial statements of Subtenant annexed hereto as Schedule E. If the financial statement so submitted shows an inability to pay the increased rent caused as a result of Subtenant's exercise of the Option for Additional Space, then as a condition to the exercise of such option, Eagle may require a guarantee of Subtenant's obligations under this Sublease by Subtenant's parent company, Banner Industries, Inc., (provided Subtenant's parent company then has a net worth of not less than that shown by Subtenant in Schedule E). If neither Subtenant nor Banner Industries, Inc., has the financial condition stated above, Eagle shall have the right to terminate and cancel the option to acquire Additional Space described in Section 35 within thirty (30) days after Eagle's receipt of the last such statement, and if Eagle exercises such right to cancel the option for Additional Space, the provisions of Section 35 shall be null and void.

     IN WITNESS WHEREOF, the parties have executed this Sublease Agreement as of the day and year first above written.

WITNESSES:                              EAGLE SUPPLY, INC.

/s/                                     By:  /s/
- -------------------------                    -------------------------
                                             As its Vice President
/s/
- -------------------------                    (Corporate Seal)
As to Eagle

/s/                                     SOLAIR ENTERPRISES, INC.
- -------------------------

/s/                                     By:  /s/
- -------------------------                    -------------------------
As to Subtenant                              As its President


     The undersigned hereby join in this Sublease for purposes of confirming the agreements and representations described in Section 36 thereof.


/s/                                     LEHRER & COMPANY
- -------------------------

/s/                                     By:  /s/
- -------------------------                    -------------------------
As to Broker                                 As its Vice President


/s/                                     RAUCH, WEAVER, MILLSAPS & CO.
- -------------------------

/s/                                     By:  /s/
- -------------------------                    -------------------------
As to Co-Broker                              As its Vice President

                      FIRST AMENDMENT TO SUBLEASE AGREEMENT

     This agreement is made this 24th day of January, 1992, by and between Eagle Supply, Inc., a Florida corporation ("Eagle") and Solair, Inc. (formerly Solair Enterprises, Inc., a wholly owned subsidiary of Banner Aerospace., a 47.2% owned affiliate of Fairchild, Inc. (formerly Banner Industries, Inc.) ("Solair").

                                   BACKGROUND

     Eagle and Solair are parties to a sublease (the "Sublease") dated August 21, 1987 covering property in Broward County, Florida, more particularly described in the Sublease. Under the terms of the Sublease, Solair subleased from Eagle approximately 22,087 square feet of a Building (as defined in the Sublease) containing an aggregate of approximately 45,351 square feet of total building area, together with certain outside service and storage areas appurtenant thereto. The initial term of the Sublease expires on August 31, 1992, but Solair has two options to extend the term of the Sublease. Each option, if exercised, will extend the term of the Sublease for a period of five
(5) years from the date the Sublease would otherwise expire. If Solair exercises its first option to extend the term, Solair also has an option to sublease the space currently occupied by Eagle in the remainder of the Building during the extended term (s).

     Solair desires to occupy the remainder of the Building prior to the expiration of the initial term of the Sublease. As an inducement to Eagle to vacate the space currently occupied by Eagle prior to the expiration of the initial term of the Sublease, Solair has agreed to exercise its first option to extend the term prior to the time it is required to do so pursuant to the Sublease. Eagle has agreed to accommodate Solair's request if Solair subleases the entire Building for a period commencing February 1, 1992 and expiring no earlier than August 31, 1997, subject to all terms and provisions stated in the Sublease that are not inconsistent with the express provisions of this agreement, and if Solair complies with the terms and conditions hereafter stated.

                                    AGREEMENT

     In consideration of the benefits to be derived by each of the parties hereto from the provisions of this agreement, Eagle and Solair hereby amend the Sublease in the following particulars:

1. Solair hereby exercises its first option to extend the term of the Sublease during the period from September 1, 1992 through and including August 31, 1997. Solair also hereby exercises its option under Section 35 of the Sublease to sublease the Additional Space (as defined in the Sublease) during the period from September 1, 1992 through and including August 31, 1997.

2. Solair hereby subleases the Additional Space from Eagle for the period from the date Eagle vacates the Additional Space through and including August 31, 1992, for the rent hereafter stated, and subject to all terms and provisions stated in the Sublease that are not inconsistent with the express provisions of this agreement.

3. In consideration of the benefits to be derived by each of the parties hereto from the provisions of this agreement and the payment by Solair to Eagle on or before June 30, 1992 of the vaction fee of $23,264 described in the Sublease, Eagle hereby agrees to vacate the Additional Space on or before February 1, 1992.

4. Commencing on the date that Eagle vacates the Additional Space, Solair shall have a non-exclusive easement for ingress and egress to the Building across the driveway and road crosshatched in blue on Schedule A-1 attached hereto and made a part hereof (the "Common Road"). Eagle agrees that Solair may, at Solair's sole cost and expense, construct a security fence along the southern boundary of the Common Road (within the boundaries of the area outlined in red on Schedule A-1) (the "Security Fence") after Eagle vacates the Additional Space. If Solair does not elect to construct the Security Fence, then, if Eagle subsequently sells or leases the property immediately north of the Common Road to a third party, Eagle will construct the Security Fence. Solair shall reimburse Eagle for one-half (1/2) of the cost of the Security Fence within ten (10) days of Eagle's demand therefor. Any fences constructed on either side of the roadway across which the Common Road traverses shall be constructed to permit large trucks to enter each of the parcels of property abutting the Common Road.

5. During the period from the date Eagle vacates and tenders possession of the Additional Space to Solair through and including August 31, 1992, Solair shall pay rent for the Additional Space in the amount of $57,144.69. Such rent shall be payable in equal, successive, monthly installments of $8,163.53 each (the "Interim Additional Space Rent"). If Eagle shall fail to vacate the Additional Space on or before February 1, 1992, then Solair shall be entitled to deduct from the Interim Additional Space Rent the amount of Two Hundred Sixty Eight and 28/100 Dollars ($268.28) for each day after February 1, 1992 that Eagle continues to occupy the Additional Space.

6. The provisions of subsection 3 (B) of the Sublease concerning payment of Base Rent (as defined in the Sublease) during the first extended term are hereby deleted and the following language is substituted in lieu thereof:

     "B. For the period from September 1, 1992 through and including August 31, 1997, Solair shall pay Base Rent in the following amounts:

           (i) For the period from September 1, 1992 through and including August 31, 1995, Solair covenants and agrees to pay to Eagle Base Rent in the aggregate amount of five hundred seventy-two thousand, nine hundred five and 44/100 dollars ($572,905.44), payable in equal, successive, monthly installments of fifteen thousand, nine hundred fourteen and 04/100 dollars ($15,914.04) each.

          (ii) For the period from September 1, 1995 through August 31, 1996,Solair covenants and agrees to pay to Eagle Base Rent in the aggregate amount of two hundred two thousand, three hundred six and 19/100 dollars ($202, 306.19), payable in equal, successive, monthly installments of sixteen thousand, eight hundred fifty eight and 85/100 dollars ($16,858.85) each.

         (iii) For the period from September 1, 1996 through August 31, 1997, Solair covenants and agrees to pay to Eagle Base Rent in the amount of two hundred thirteen thousand, six hundred forty-three and 94/100 dollars ($213,643.94), payable in equal, successive, monthly installments of seventeen thousand, eight hundred three and 66/100 ($17,803.66) each."

The provisions of Section 35 (B) are deleted in their entirety.

7. Anything in the Sublease to the contrary notwithstanding, from and after February 1, 1992, (or the date Eagle vacates and tenders possession of the Additional Space to Solair), Solair shall pay the entire amount of all Additional Rent (as defined in the Sublease) including, without limitation, all of Eagle's charges for maintenance, taxes, and insurance, which has been previously pro-rated and calculated on the basis of the area in the Building occupied by Solair.

8. If, following the possession of the Additional Space by Solair, it is determined, (i) that hazardous materials were discharged on the Additional Space prior to the date that Eagle vacated the Additional Space and (ii) that remedial action is required by the appropriate governmental authorities, then, to the extent such contamination or discharge was caused by Eagle, Eagle shall be responsible for such remediation work and shall indemnify and hold Solair harmless from all costs and expenses relating to or arising out of the required remediation of any such discharge caused by Eagle.

     For purposes of this section, the term "hazardous materials" shall be construed to include any hazardous, toxic, ignitable, reactive or corrosive substance, material or waste, which is or becomes regulated by any local governmental authority within the State of Florida, the State of Florida, or the United States Government. The term "hazardous materials" includes, without limitation,any material or substance which is or contains a) petrolium oil or its by-products; b) asbestos; c) polychlorinated byphenols (PCB's); or d) that which isdesignated as a "hazardous substance", "hazardous waiste", or "extremely hazardous waste", pursuant to Federal, State or Local law. The term "discharge" shall be construed to include any spillage, contamination, leakage, discharge, release or escape of any hazardous materials affecting the Additional Space, and caused by Eagle prior to the date Eagle vacates the Additional Space, whether sudden or gradual, accidental or anticipated, or of any other nature or manner, which violates applicable governmental requirements.

9. Except as herein expressly changed, the Sublease is hereby ratified and shall remain unmodified and in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this agreement as of the date and year first above written.


Executed in the presence of:            Eagle Supply, Inc.

                                        By: /s/ Steven R. Skrotsky
- ----------------------------               -------------------------------------
Name:                                   Name: Steven R. Skrotsky
                                             -----------------------------------
/s/ Laura S. Wisniewski                 As Its: Vice President
- ----------------------------
Laura S. Wisniewski

                                        Solair, Inc.

/s/ Linda G. Beck                       By: /s/ Michael Veinberg
- ----------------------------               -------------------------------------
Name: Linda G. Beck                     Name: Michael Veinberg
                                             -----------------------------------
/s/ Lisa Flint                              As Its: Vice President
- ----------------------------
Lisa Flint

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